                                                                   EXHIBIT 10.5

                              PERSIS CORPORATION
                              131 STEUART STREET
                           SAN FRANCISCO, CALIFORNIA

                                 OFFICE LEASE

                            BASIC LEASE INFORMATION

     Date:                    September 2, 1994

     Landlord:                Persis Corporation

     Tenant:                  Gregory R. Raifman and Jon Logan Edwards

Exhibit A                     Premises: Suite 450

Section 1.5                   Net Rentable Area of Premises: 2,953 Square Feet

Section 1.10                  Tenant's Proportionate Share: 3.87%

Section 1.11                  Term: Five (5) Years

Section 2                     Scheduled Term Commencement Date:

                              October 1, 1994

Section 2                     Term Expiration Date: September 30, 1999

Section 3.1(a)                Basic Rent:     ANNUAL              MONTHLY

                              Year One:       $37,620.00          $3,135.00
                              Year Two:       $50,201.00          $4,183.42
                              Year Three:     $51,677.50          $4,306.46
                              Year Four:      $51,677.50          $4,306.46
                              Year Five:      $53,154.00          $4,429.50

Section 3.2                   Basic Operating Cost Base Year: 1994

Section 4                     Security Deposit: $ 4,429.50
Section 23                    Broker: Iliff, Thorn & Company/Marcus & Millichap

Section 25                    Tenant's Address for Notices:

                              131 Steuart Street, Suite 410
                              San Francisco, CA 94105

Section 25                    Landlord's Address for Notices:

                              131 Steuart Street
                              San Francisco, California 94105

Exhibit(s) and Addendum:

     Exhibit A - Premises/Floor Plan
     Exhibit B - Work Letter Agreement
     Exhibit C - Rules and Regulations
     Exhibit D - Right to Expand/Right of First Refusal
     Exhibit E - Expansion Space Floor Plan

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

                                         LANDLORD: PERSIS CORPORATION

                                         By: /s/ Paul de Ville
                                         Paul de Ville

                                         Its: Vice President

                                         TENANT: GREGORY R. RAIFMAN

                                         By: /s/ Gregory R. Raifman

                                         TENANT: JON LOGAN EDWARDS

                                         By: /s/ Jon Logan Edwards

                               TABLE OF CONTENTS

1.   Definitions                                                1
     -----------
2.   Term                                                       3
     ----
3.   Rent                                                       3
     ----
4.   Security Deposit                                           6
     ----------------
5.   Improvement of the Premises                                7
     ---------------------------
6.   Use                                                        7
     ---
7.   Utilities and Services                                     7
     ----------------------
8.   Repairs and Maintenance                                   10
     -----------------------
9.   Alterations                                               10
     -----------
10.  Entry by Landlord                                         12
     -----------------
11.  Insurance                                                 12
     ---------
12.  Indemnity                                                 13
     ---------
13.  Assignment and Subletting                                 14
     ---------- --- ----------
14.  Damage                                                    18
     ------
15.  Condemnation                                              20
     ------------
16.  Subordination                                             21
     -------------
17.  Default                                                   21
     -------
18.  Signs                                                     23
     -----
19.  Rules and Regulations                                     24
     ----- --- -----------
20.  Compliance With Regulations                               24
     ---------- ---- -----------
21.  Self-Help                                                 24
     ---------
22.  Attorneys' Fees                                           25
     ---------  ----
23.  Brokerage                                                 25
     ---------
24.  Quiet Enjoyment                                           25
     ----- ---------
25.  Notices                                                   25
     -------

26.  Holding Over                                              26
     ------- ----
27.  Transfers by Landlord                                     26
     --------- -- --------
28.  Tenant's Remedies                                         26
     -------- --------
29.  Substitution of Premises                                  26
     ------------------------
30.  Miscellaneous                                             27
     -------------

     Exhibit A - Premises/Floor Plan

     Exhibit B - Work Letter Agreement

     Exhibit C - Rules and Regulations

     Exhibit D - Right to Expand/Right of First Refusal

     Exhibit E - Expansion Space Floor Plan

                                 OFFICE LEASE

THIS LEASE, is executed this ________ day of September, 1994 by and between The Persis Corporation, a Hawaii Corporation (hereinafter referred to as "Landlord"), and Gregory R. Raifman and Jon Logan Edwards, (hereinafter referred to as "Tenant");

                                  WITNESSETH:

     WHEREAS, Landlord is the owner of that certain real property (the "Land") and the buildings and certain other improvements which are being or have been constructed thereon located and addressed at 131 Steuart Street, San Francisco, California (collectively, the "Property").

     WHEREAS, Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, that portion of the Building specified in the Basic Lease Information, as more particularly described on the Floor Plan(s) attached hereto as Exhibit A (the "Premises").

     NOW, THEREFORE, Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, for the term, at the rent, and upon and subject to the terms and conditions hereinafter set forth. Landlord reserves to itself the use of the roof, exterior walls, Common Areas (as hereinafter defined), and the area above and below the Premises together with the right to install, maintain, use, repair and replace pipes, lines, ducts, pumps, conduits, wires, transformers, glazing and structural elements now or in the future leading through the Premises and which serve other parts of the Building.

     This Lease is subject to any and all existing encumbrances, conditions, rights, covenants, easements, restrictions and rights of way of record, and other matters of record, if any, applicable zoning and building laws, regulations and codes, and such matters as may be disclosed by inspection or survey.

1.   Definitions. Certain terms used herein shall have the following meanings:
     -----------

1.1. "Building" shall mean the buildings located at 131 Steuart Street and 141
      --------
     Steuart Street, San Francisco, California.

1.2. "Building Standard Improvements" shall mean those improvements which are to
      -------- -------- ------------
     be installed by Landlord, if any, at its expense in the Premises or for which a credit is to be given pursuant to the Work Letter Agreement attached hereto as Exhibit B.

1.3. "Common Areas" shall mean the areas on individual floors devoted to
      ------ -----
     corridors, fire vestibules, elevator foyers, lobbies, electric and telephone closets, restrooms, mechanical rooms, janitor closets and other similar facilities for the benefit of all tenants (or invitees) on the particular floor and shall also mean those areas of the Building devoted to mechanical and service rooms servicing more than one floor or the Building as a whole.

1.4. "Holidays" shall mean New Year's Day, President's Day, Memorial Day,
      --------
     Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

1.5. "Net Rentable Area" shall mean the area or areas of space within the
      --- -------- ----
     Building determined as follows: (i) Net Rentable Area on a single tenancy floor is determined by measuring from the inside surface of the outer glass and extensions of the plane thereof in non-glass areas to the inside surface of the opposite outer glass and extensions of the plane thereof in non-glass areas and shall include all areas within the outside walls, excluding vertical penetrations such as building stairs, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts; provided however, vertical penetrations which are for the specific use of Tenant, such as special stairs or elevators, shall be included as Net Rentable Area, and (ii) Net Rentable Area for a partial floor shall include all space within the demising walls (measured from the mid-point of demising walls and in the case of exterior walls, measured as defined in (i) above, plus Tenant's share of any Common Areas on such floors attributable to such space. No deductions from Net Rentable Area shall be made for columns or projections in the Building. Tenant acknowledges that it has been given an opportunity to independently verify the amount of Net Rental Area in the Premises calculated on the basis of the foregoing definition and whether or not Tenant has undertaken such verification Tenant and Landlord hereby stipulate that for all purposes hereof the amount of Net Rentable Area in the Premises shall be the amount stated in the Basic Lease Information.

1.6.   "Rent" shall mean Basic Rent, Gross Rent and Additional Rent. "Gross
                                                                      -----
       Rent" shall mean Basic Rent plus Tenant's Proportionate Share of Basic
       ----
       Operating Cost increases determined pursuant to Section 3.2. "Additional Rent" shall mean all amounts payable to Landlord under this Lease other than Gross Rent and Basic Rent, whether or not characterized as Rent under this Lease including but not limited to late charges, administrative fees and interest payable pursuant to Section 3.1(d).

1.7.   "Substantial Completion" shall mean (and the Premises shall be deemed
        ----------- ----------
       "Substantially Complete") when Landlord's architect shall have issued a certificate of substantial completion with respect to the Premises or that portion of the Building within which they are contained, whether or not Substantial Completion of the Building itself shall have occurred. Substantial Completion shall be deemed to have occurred notwithstanding a requirement to complete "punchlist" or similar corrective work. Such punchlist or corrective work shall not interfere with Tenant's occupancy or use of the Premises.

1.8.   "Tenant's Extra Improvements" shall mean those improvements which are to
        -------- ----- ------------
       be installed in the Premises at Tenant's expense pursuant to the Work Letter Agreement attached hereto as Exhibit B.

1.9.   "Tenant's Improvements" shall mean Building Standard Improvements and
        -------- ------------
       Tenant's Extra Improvements.

1.10.  "Tenant's Proportionate Share" shall mean the percentage which the Net
        -------- ------------- -----
       Rentable Area of the Premises bears to the Net Rentable Area of the Building; provided that if the Building is greater than 90% occupied, Tenant's Proportionate Share shall mean the percentage which the Net Rentable Area of the Premises bears to the occupied space in the Building.

1.11.  "Term" shall mean a period commencing with the Term Commencement Date and
        ----
       ending on the Term Expiration Date specified on the Basic Lease Information sheet as such Term Expiration Date may be extended. The Scheduled Term Commencement Date specified on the Basic Lease Information sheet represents the parties' estimate of the Term Commencement Date. The Term Commencement Date shall be confirmed pursuant to Section 2 hereof.

     1.12. "Term Commencement Date" shall mean the date when the Term commences
            ---- ------------ ----
            as determined pursuant to Section 2 hereof.

           The terms on the Basic Lease Information sheet shall have the definitions set forth above. The information on such sheet is incorporated herein by this reference.

2.   Term. The Term shall commence upon Substantial Completion of the Premises
     ----
which the parties expect to occur on the Scheduled Term Commencement Date and, except as otherwise provided herein or in any exhibit or addendum hereto, shall continue in full force until the Term Expiration Date. If the Premises are not Substantially Complete by the Scheduled Term Commencement Date for any reason, Landlord shall not be liable for any claims, damages or liabilities in connection therewith or by reason thereof, but the Term Commencement Date shall be the day when the Premises are Substantially Complete. If Substantial Completion occurs prior to the Scheduled Term Commencement Date, Tenant shall take occupancy and the Term shall commence. If Landlord is installing Tenant's Improvements, Landlord agrees to use best efforts to provide Tenant with such notice as circumstances reasonably allow of the date when Landlord expects to achieve Substantial Completion, based upon the progress of the work. Should the Term Commencement Date be a date other than the Scheduled Term Commencement Date, either Landlord or Tenant, at the request of the other, shall execute an amendment to the Lease specifying the Term Commencement Date. Tenant's obligation to pay Rent shall commence upon the Term Commencement Date (except as expressly otherwise provided herein with respect to obligations arising earlier). If this Lease is executed by Tenant on or before September 2, 1994 and Landlord does not deliver Premises on or before November 1, 1994, Tenant shall have the right to terminate this Lease.

3.   Rent.
     ----

     3.1.  Basic Rent.
           ----- ----

           (a) Tenant agrees to pay to Landlord, as Basic Rent for the Premises during the Term of this Lease, the sum set forth in the Basic Lease Information, payable in advance in monthly installments as set forth in the Basic Lease Information on or before the first day of each calendar month during the Term hereof. Said Basic Rent shall be subject to adjustment as provided in subsection (b) of this Section 3.1, and shall be in addition to all other amounts required to be paid by Tenant pursuant to the provisions of this Lease.

           (b) If the Term commences on a date other than the first day of a calendar month, Basic Rent for the period from the Term Commencement Date through the last day of the calendar month in which the Term commences shall be prorated on the basis of a thirty-day month, and Basic Rent for the first full or fractional month of the Term of this Lease shall be payable on the Term Commencement Date. In the event the Term Expiration Date falls on a day other than the last day of the calendar month, Basic rent for the period from the first day of the last calendar month of the Term to the end of the Term shall be prorated on the basis of a thirty-day month.

           (c) Rent due under this Lease shall be paid, without deduction or offset, and without prior notice or demand, to Landlord at the address specified for notices on the Basic Lease Information sheet, or at such other address as Landlord may from time to time specify by written notice to Tenant. All amounts of money (i.e., Rent) payable by Tenant to Landlord hereunder, if not paid when due, shall bear simple interest from five days after the due date until paid at the lesser of fifteen percent (15%) or the maximum rate allowed by law. Tenant shall also pay to Landlord a fee in the amount of ten percent (10%) of the overdue amount for the administrative cost caused by Tenant's failure to pay the Basic Rent or the Additional Rent payable pursuant to Section 3.2(b) below on time if such overdue amount is not paid within five (5) days of the date it is due.

     3.2.  Basic Operating Cost Adjustment.
           ----- --------- ---- ----------

           (a) For the purposes of this Section 3.2, the following Terms are defined as follows:

               "Lease Year": Each calendar year of the Term.
                ----------

               "Basic Operating Cost Base": The Basic Operating Cost Base Year
                -------------------------
               shall mean the year set forth in the Basic Lease Information.

               "Basic Operating Cost": All costs and expenses of the nature
                --------------------
               hereinafter described, incurred in connection with ownership and operation of the Building and such additional facilities now and in subsequent years as may be determined by Landlord to be necessary to the Building. All costs and expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied (with accruals appropriate to Landlord's business). Basic Operating Cost as used herein shall mean all expenses and costs but not specific costs which are separately billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the management and operation of the Building and supporting facilities of the Building, including but not limited to the following:

               (1) Wages, salaries and related benefits of all employees engaged in management, operation, maintenance or security of the Building; employer's Social Security taxes, unemployment taxes or insurance, payroll taxes and any other taxes which may be levied on such wages and salaries; uniforms of Landlord's service, security and maintenance personnel; the cost of disability and hospitalization insurance and workers' compensation and pension or retirement and all other benefits for such employees; and the costs of maintaining and operating building management offices, if any.

               (2) All supplies, small tools and materials used in operation and maintenance of the Building.

               (3) Cost of all utilities and communications services, including water and power, sewer and other waste disposal, heating, lighting, air conditioning and ventilating for the entire Building.

               (4) Cost of all repair, maintenance, security, janitorial and other services for the Building or for equipment therein, including, without limitation, alarm and/or guard service, life safety, window cleaning, scaffold maintenance, and elevator and/or escalator maintenance, and computer operations for the basic building systems.

               (5) Cost of all insurance applicable to the Building, including, but not limited to, fire, earthquake, casualty, extended coverage risk, vandalism and malicious mischief, boiler and pressure apparatus insurance, war damage, catastrophe excess, rent abatement or rent interruption insurance, public liability insurance, and any other types of insurance that a prudent owner of similar property would maintain on the Building, all personnel engaged in its management, maintenance and operation, and Landlord's personal property used in connection therewith (the enumeration of such coverages not imposing upon Landlord the duty or obligation to maintain them), as well as casualty losses not covered by such insurance due to the deductible provisions contained therein.

               (6) Cost of all accounting (including cost of certified public accountants), legal or other professional fees incurred in connection with the operation of the Building, not including commissions or fees paid to real estate brokers or salespersons.

               (7) A reasonable fee to Landlord or its agent for general overhead, management and other services.

               (8) Cost of repairs and replacements (other than capital improvements) and general maintenance, including, without limitation, landscaping and all costs of periodic relamping and reballasting of fluorescent fixtures with respect to the Building.

               (9) All maintenance costs relating to public and service areas of the Building, including (but without limitation) sidewalks, landscaping, service areas, mechanical rooms and Building exteriors.

               (10) All taxes (including any increase in taxes which may arise as a result of any sale, lease or other disposition of the Property), service payments in lieu of taxes, occupancy fees, annual or periodic license or use fees, excises, transit charges, housing fund assessments, assessments, levies, fees or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind
                    -------------
                    which are assessed, levied, charged, confirmed, or imposed by any public authority upon the Building, its operations or the Rent (or any portion or component thereof), except (i) inheritance or estate taxes imposed upon or assessed against the Building, or any part thereof or interest therein, and
                    (ii) taxes computed upon the basis of the net income derived from the Building by Landlord or the owner of any interest therein.

               (11) Amortization (together with reasonable financing charges) of capital improvements made to the Building subsequent to the Term Commencement Date which will improve the operating efficiency of the Building or which may be required by governmental authorities.

          (b) If the amount of the Basic Operating Cost paid or incurred by Landlord for any calendar year during the Term of this Lease on account of the operation or maintenance of the Building is in excess of the Basic Operating Cost paid or incurred by Landlord in the Basic Operating Cost Base Year, then Tenant shall pay Tenant's Proportionate Share of such increase as Additional Rent. During the Term, Tenant shall pay to Landlord monthly in advance and every month during the Term, one-twelfth (1/12th) of the amount of such Additional Rent as reasonably estimated by Landlord in advance, to be due from the Tenant.

               Annually, as soon as is reasonably possible after the expiration of each calendar year, Landlord shall deliver to Tenant a statement, which statement shall be conclusive between the parties hereto, setting forth the Basic Operating Cost for the preceding calendar year and the amount of the Basic Operating Cost paid by Tenant as determined in accordance with the provisions of this Section 3.2. If the aggregate amount of the estimated Basic Operating Cost payments made by Tenant in any calendar year should be less than Tenant's Proportionate Share of the increase in Basic Operating Cost for such calendar year, then Tenant shall pay to Landlord as Additional Rent upon demand the amount of such deficiency. If the aggregate amount of such estimated Basic Operating Cost payments made by Tenant in any calendar year should be greater than Tenant's Proportionate Share of Basic Operating Cost due for such year under this section 3.2, then, should Tenant not be otherwise in default hereunder, the amount of such excess will be applied by Landlord to the next succeeding installments of such Basic Operating Cost due hereunder; and if there is any such excess for the last year of the Term, the amount thereof will be refunded by Landlord to Tenant on the Term Expiration Date, provided Tenant has vacated the Premises and is not otherwise in default under the Terms of this Lease.

               In the event the Term Commencement Date or Term Expiration Date occurs on a day other than January 1, or ends on a day other than December 31, Tenant's Proportionate Share of Basic Operating Cost increases for such partial calendar year shall be appropriately prorated so that Tenant shall pay Tenant's Proportionate Share of Basic Operating Cost increases only for the portion of the calendar year falling within the Term.

           (c) Tenant shall have the right to review Landlord's calculations and supporting data of the Basic Operating Cost. Tenant may have calculations and supporting data audited at Tenant's sole expense. In the event of a dispute regarding the Basic Operating Cost, Landlord and Tenant shall resort to arbitration.

     3.3.  Costs Attributable Solely to Tenant. In addition to the payment of
           ----- ------------ ------ -- ------
           Tenant's Proportionate Share of Basic Operating Cost, Tenant shall also pay as Additional Rent, from time to time and when and as incurred by Landlord, costs and/or expenses incurred by Landlord cost which is properly attributable to the Premises as relating to Tenant's use and occupancy of the Premises as distinguished from Basic Operating Cost for the Building as a whole, whether such costs and/or expenses arise as a result of Tenant's Extra Improvements, real property or personal property taxes on Tenant's Extra Improvements or Tenant's fixtures or personal property, use of services in excess of those provided by Landlord hereunder, Landlord's curing defaults pursuant to Section 21, or otherwise.

4.   Security Deposit. Tenant has deposited with Landlord the sum specified in
     -------- -------
     the Basic Lease Information (the "Security Deposit"). The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the provisions of this Lease to be performed or observed by Tenant. If Tenant fails to pay the Rent or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of the Security Deposit for the payment of any Rent in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Security Deposit, Tenant shall within ten
     (10) days after demand therefor deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount thereof and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general accounts. If Tenant performs all of its obligations hereunder, the Security Deposit, or so much thereof as has not therefore been applied by Landlord, shall be returned without payment of interest or other increment for its use, to Tenant or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) within 30 days of the expiration of the Term hereof, and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to the Security Deposit. In the event the Building is sold, credit for the Security Deposit shall be transferred to the new owner.

5.   Improvement of the Premises. As promptly as practicable after the date of
     ----------- -- --- --------
     execution of this Lease, Landlord and Tenant shall undertake their respective obligations to prepare the Premises for occupancy by Tenant in accordance with the Work Letter Agreement attached hereto as Exhibit B.

6.   Use. The Premises shall be used for general office purposes only. Tenant
     ---
     shall have twenty-four (24) hour, seven (7) days a week, fifty-two(52) weeks a year access to the Premises during the term of this Lease. Tenant shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant agrees not to do or permit to be done in or about the Premises or the Building, nor to bring or keep or permit to be brought or kept in or about the Premises or the Building, anything which is prohibited by or will in any way conflict with any law, statute or governmental regulation, or which will in any way increase the existing rate of, cause the cancellation of, or otherwise affect fire or any other insurance on the Building or any of its contents. Tenant agrees not to do or permit to be done anything in, on or about the Premises or the Building which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for residential purposes or for any improper, unlawful or objectionable purpose. Tenant agrees not to cause, maintain or permit any nuisance in, on or about the Premises or the Building, erect any antennas, nor to use or permit to be used any loudspeaker or other device, system or apparatus which can be heard outside the Premises without the prior written consent of Landlord. Tenant agrees not to commit or suffer to be committed any waste in or upon the Premises. Tenant shall not operate or install any equipment within the Premises which will (i) injure, vibrate or shake the Premises or Building, (ii) compromise the structural integrity of the floor within the Premises or overload existing electrical systems or other mechanical equipment servicing the Premises or Building or (iii) impair the efficient operation of the sprinkler system (if any) or the heating or ventilation equipment (if any) servicing the Building. The provisions of this s Section 6 are for the benefit of Landlord only and shall not be construed to be for the benefit of any other tenant or occupant of the Building.

7.   Utilities and Services.
     --------- --- --------

     (a) Landlord shall make customary arrangements with public utilities and/or public agencies to furnish any electricity and water utilized in operating the facilities serving the Premises.

     (b) Landlord, select to reimbursement pursuant to Section 3.2 shall furnish Tenant during Tenant's occupancy of the Premises:

          (1) Domestic and cool water at those points of supply provided for general use of tenants in the Building; central heat and air conditioning in season, at such times as Landlord normally furnishes these services to other tenants in the Building and at such temperatures and in such amounts as are reasonably considered by Landlord to be standard or as may be limited or controlled by applicable laws, ordinances, rules and regulations;

          (2) Routine maintenance of all Common Areas and special service areas of the Building in the manner and to the extent reasonably deemed by Landlord to be standard; however, Landlord shall not be obligated to paint the exterior surface of the exterior walls or window frames nor shall Landlord be required to maintain, repair or replace windows, doors or plate glass in the Premises;

          (3) Janitorial service on a five (5) day week basis, excluding Holidays; provided, however, that if Tenant's Extra Improvements are not consistent in quality and quantity with Building Standard Improvements, Tenant shall pay any extra cleaning and janitorial cost attributable thereto;

          (4) Electrical facilities comparable to those supplied in other first class office buildings in the vicinity of the Building to provide sufficient power for typewriters and other office machines of similar low electrical consumption, but not including electricity required for electronic data processing equipment (which does not include low end desktop personal computers), special lighting in excess of Building Standard Improvements, and any other item of electrical equipment which (singly) consumes more than .5 kilowatts per hour at rated capacity or requires a voltage other than one hundred twenty (120) volts single phase; and provided, however, that if the installation of such electrical equipment requires additional air conditioning capacity above that provided to the Building Standard Improvements or above standard usage of existing capacity, then the additional air conditioning installation and/or operating costs attributable thereto shall be paid by Tenant;

          (5) Initial and subsequent lamps, bulbs, starters and ballasts used in the Premises provided such subsequent consumption does not exceed Building Standard usage, and

          (6) Public elevator service serving the floors on which the Premises are situated during Building hours of operation. Landlord shall provide Tenant with an elevator key allowing full time access to the floor upon which premises are located.

     (c) Any heating, ventilation, air conditioning, electrical or elevator service provided by Landlord to Tenant other than during normal business days or normal business hours or on Saturdays, Sundays or Holidays shall be furnished upon the prior written request of Tenant and at Tenant's sole cost and expense.

     (d) If Tenant shall require electric current in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall first procure the consent of Landlord to the use thereof and Landlord may cause a meter to be installed in the Premises, or Landlord shall have the right to cause a reputable independent electrical engineering or consulting firm to survey and determine the value of the electric service furnished for such excess electric current. The cost of any such survey or meters and of installation, maintenance and repair thereof shall be paid for by Tenant. Tenant agrees to pay to Landlord, promptly upon demand therefor, for all such electrical current consumed as well as an additional use charge calculated as a percentage of electrical current used as shown by said meters or by said survey at the rates charged for such services to the Building by the municipality or the local public utility, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the electric current so consumed.

     (e) Tenant covenants and agrees that at all times its use of electric current shall never exceed Tenant's Proportionate Share of the capacity of existing feeders to the Building or the risers or wiring installation. Tenant's proportionate share of the capacity of existing feeders to the Building or the risers or wiring installation shall be deemed to be sufficient for that capacity necessary and normally supplied for general office use. Any riser or risers or wiring to meet Tenant's excess electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alternative repairs or expense or interfere with or disturb other tenants or occupants.

     (f) To the extent that Tenant shall require special or more frequent cleaning and janitorial service than that normally provided to tenants in the Building generally (hereinafter referred to as "Special Cleaning Service") Landlord shall upon reasonable advance notice by Tenant, furnish such Special Cleaning Service and Tenant agrees to pay Landlord, within ten (10) days of being billed therefor, Landlord's charge for providing such additional service.

          Special Cleaning Service shall include but shall not be limited to the following:

          (1) The cleaning and maintenance of Tenant's eating facilities, if any, including the removal of refuse and garbage therefrom.

          (2) The cleaning and maintenance of Tenant computer centers, including peripheral areas, and removal of waste paper therefrom.

          (3) The cleaning and maintenance of special equipment areas, kitchen areas, private toilets and locker rooms, and large scale duplicating rooms.

          (4) The cleaning and maintenance in areas of special security such as storage vaults.

     (g) Landlord shall not be liable for damages or injuries to either person or property, including, but not limited to those arising from an interference with Tenant's business arising from the failure by Landlord to furnish such services or the cessation of such services, unless such failure is directly attributable to Landlord's gross negligence or willful misconduct. Landlord shall not be deemed to have evicted Tenant, nor shall there be any abatement of Rent, nor shall Tenant be relieved from performance of any covenant on its part to be performed hereunder, by reason of the unreasonable failure by Landlord to furnish the above described services or the cessation of such services due to causes or circumstances beyond the control of Landlord. Landlord shall use reasonable diligence to make such repairs as may be required to machinery or equipment within the Building to provide restoration of services and, where the cessation or interruption of service has occurred due to circumstances or conditions beyond the Building boundaries, to cause the same to be restored by diligent application or request to the provider thereof. Tenant acknowledges that one (1) year may be required after the Building is fully occupied in order to adjust and balance the climate control systems.

8.   Repairs and Maintenance.
     ------- --- -----------

     8.1.  Landlord's Obligation to Repair. Subject to the other provisions of
           ---------- ---------- -- ------
           this Lease imposing obligations in this respect upon Tenant and to reimbursement pursuant to Section 3.2, Landlord shall repair, replace and maintain the external and structural parts of the Building including systems above the ceilings and behind the walls of the Premises which do not comprise a part of the Premises and are not leased to others, and janitor and equipment closets and shafts within the Premises designated by Landlord for use by it in connection with the operation and maintenance of the Building. Landlord shall perform such repairs, replacements and maintenance with reasonable dispatch, in a good and workmanlike manner: but Landlord shall not be liable for any damages, direct, or indirect or for damages for personal discomfort, illness or inconvenience of Tenant by reason of failure of such equipment, facilities or systems or reasonable delays in the performance of such repairs, replacements and maintenance, unless caused by the deliberate act or omission, or the active negligence of Landlord, its servants, agents, or employees. Notwithstanding the foregoing, Landlord shall not be liable for consequential damages or indirect damages arising by reason of failure of such equipment, facilities or systems or delays in the performance of such repairs, replacements and maintenance, unless such failure is directly attributable to Landlord's gross negligence or willful misconduct.

     8.2.  Repairs Necessitated by Tenant's Act. Any damage to the Building
           ------- ------------ -- -------- ---
           whatsoever, including but not limited to, windows, doors, floors, foundation, internal structures, elevators, boilers, engines, pipes or other apparatus used for the purpose of climate control of the Building or operating the elevators, water pipes, drainage pipes, electric lighting or other equipment of the Building, or roof or outside walls of the Building, damaged or destroyed through the negligence, willful misconduct, carelessness or misuse of Tenant, its agents, employees or anyone permitted by it to be in the Building, or through it in any way, the cost of the necessary repairs, replacements or alterations shall be borne by Tenant who shall pay the same to Landlord as Rent forthwith on demand.

     8.3.  Tenant's Obligation to Repair. Tenant at its cost and expense shall
           -------- ---------- -- ------
           repair the Premises, including without limiting the generality of the foregoing, all interior partitions, doors, walls, windows, fixtures, Tenant's Improvements and any alternations in the Premises and any special mechanical and electrical equipment not a normal part of the Premises installed by or for Tenant, reasonable wear and tear and damage with respect to which Landlord has an obligation to repair as provided in Sections 14.1 and 15.6 only excepted: provided that, prior to making any repairs to the Premises that affect the base Building structural, electrical, or mechanical systems, Tenant shall obtain the consent of the Landlord, such consent not to be unreasonably withheld. Landlord may enter and view the state of repair and Tenant will repair in a good and workmanlike manner according to notice from Landlord in writing.

9.   Alterations.
     -----------

     9.1.  Approval of Alterations. During the Term of this Lease, Tenant shall
           -------- -- -----------
           not make any alterations, additions, or improvements to the Premises without first meeting the following requirements:

           (a) Prior to the commencement of any work, Tenant shall submit plans and specifications prepared by a licensed architect and/or structural engineer for Landlord's approval, and shall obtain any necessary governmental permits and deliver a copy thereof to Landlord;

          (b) In the event Landlord approves such plans and specifications, the alterations shall be made by a contractor designated by Landlord or a contractor chosen by Tenant and approved by Landlord;

          (c) Tenant shall provide satisfactory evidence of sufficient contractor's comprehensive general liability insurance covering Landlord, builder's risk insurance, and workmen's compensation insurance;

          (d) Tenant shall provide a performance and payment bond satisfactory in form and substance to Landlord;

          (e) Tenant shall provide such other security as Landlord may reasonably require to insure payment for the completion of all work free and clear of liens; and

          (f) Tenant shall give Landlord at least ten (10) business days' notice before commencing any work so that Landlord can post and record a notice of non-responsibility. All such alterations shall immediately become a part of the realty and belong to Landlord.

          (g) All of Tenant's contractors, subcontractors, employees, servants and agents must work in harmony with and shall not interfere with any labor employed by Landlord, or Landlord's contractors or by any other tenant or its contractors;

          (h) All core drilling, concrete cutting, demolition of partitions or removal of rubbish, shall be done between the hours of 7:00 p.m. and 6:00 a.m. Transportation of construction materials through Common Areas shall be done outside the Building's normal operating hours;

          (i) If any shutdown of plumbing, electrical, or air conditioning equipment becomes necessary in connection with the making of any alternations, Tenant shall notify Landlord and Landlord will reasonably determine when such shutdown may be made. Any such shutdown shall be done only if an agent or employee of Landlord is present. Tenant will reimburse Landlord for the expense of any such employee or agent. Tenant shall be fully responsible if any shutdown of plumbing, electrical or air conditioning equipment jeopardizes or invalidates any warranties covering the Building;

          (j) Any complaints by tenants of excess noise or odors are to be remedied immediately, or alteration operations are to cease until said noise or odors are abated;

          (k) Landlord expressly reserves the right to revoke its consent upon notice to Tenant in the event of the breach of any of the terms or conditions hereof, in which case all work on the alterations shall immediately cease to the extent directed by Landlord in such notice;

           (l) Tenant shall reimburse Landlord for any and all costs or expenses reasonably incurred by Landlord in connection with the alterations, including without limitation architectural or engineers' fees and attorneys' fees. Landlord agrees to limit the cost per event to $300.00 per event, not including attorney's fees.

           (m) Tenant shall provide Landlord with a cost and expense breakdown of the alterations.

     9.2.  Mechanics' Liens. Any mechanics' lien filed against the Premises or
           ---------- -----
           the Building for work done by or materials furnished to Tenant or its agents shall be discharged by Tenant at its expense within thirty
           (30) days thereafter by the filing of the bond required by law, by payment, by satisfaction or otherwise. Failure to so discharge any such lien shall constitute a default hereunder.

     9.3.  Improvements and Alterations Landlord's Property. All Tenant's
           ------------ --- ----------- ---------- --------

           Improvements and all alterations made thereto and installed for Tenant shall be and remain Landlord's property, except Tenant's furniture, furnishings and trade fixtures, and shall not be removed without the written consent of Landlord. All goods, effects, personal property, business and trade fixtures, machinery and equipment owned by Tenant or installed at Tenant's expense in the Premises shall remain the personal property of Tenant and may be removed by Tenant at any time, and from time to time, during the Term of this Lease provided Tenant shall, in removing any such property, repair all damage to the Premises and the Building caused by such removal and restore the Premises to their original condition.

10.  Entry by Landlord. Landlord and Landlord's agents and representatives shall
     ----- -- --------
     have the right to enter and inspect the Premises at any reasonable time, for the purpose of ascertaining the condition of the Premises, of exercising any right or performing any obligation of Landlord hereunder, or of exhibiting the Premises to prospective tenants, purchasers, mortgagees or insurers of Landlord's interest in the Building. In the case of emergency Landlord shall have the right to enter the Premises at any time; and, if Tenant is not present to permit such entry, Landlord may forcibly enter the Premises provided Landlord has a reasonable belief that such entry was necessary and in response to an emergency, and any such entry shall not in any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction of Tenant, actual or constructive, from the Premises or any portion thereof. No entry by Landlord permitted hereunder shall be deemed a re-entry nor shall Tenant be entitled to compensation or abatement of Rent for any inconveniences nuisance or discomfort occasioned thereby.

11.  Insurance
     ---------

     11.1. Tenant's Insurance. During the term hereof, Tenant shall, at its own
           -------- ---------
           cost and expense, provide and keep in force the following insurance:

           (a) Comprehensive public liability insurance for the mutual benefit of Landlord and Tenant against claims for bodily injury, death or property damage occurring in or about the Premises (including, without limitation, bodily injury, death or property damage resulting directly or indirectly from or in connection with any change, alteration, improvement or repair thereof), with a limit of not less than $1,000,000 combined single limit bodily injury and property damage.

                 Not more frequently than each three (3) years, if, in the opinion of any mortgagee of Landlord or of the insurance broker retained by Landlord, the amount of public liability and property damage insurance coverage at that time is not adequate, Tenant shall increase the insurance coverage as required by either any mortgagee of Landlord or Landlord's insurance broker. Said insurance shall insure performance by Tenant of the indemnity provisions of Section 12 hereof;

            (b)  Worker's compensation insurance to the extent required by law;
                 and

     11.2.  Form of Insurance. The aforesaid insurance shall name Landlord as
            ---- -- ---------
            substance and amount (where not stated above) satisfactory to Landlord and any mortgagee of Landlord, and shall contain the standard mortgage clause satisfactory to Landlord and any mortgagee of Landlord. The aforesaid insurance shall not be subject to cancellation or modification except after at least thirty (30) days' prior written notice to Landlord and any mortgagee of Landlord. Certified copies of the insurance policies, or at the option of Landlord certificates of such coverage, together with satisfactory evidence of payment of premiums thereon, shall be delivered to Landlord at the commencement of the Term hereof; and renewals of such policies shall be so delivered not less than thirty (30) days prior to the end of the term of each such coverage.

     11.3.  Cancellation of Insurance. If any insurance policy carried by
            ------------ -- ----------
            Landlord, shall be canceled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced, in any way by reason of the use or occupation of the Premises or any part thereof by Tenant or by any assignee or sub-tenant of Tenant or by anyone permitted by Tenant to be upon the Premises and, if Tenant fails to remedy the condition giving rise to cancellation, threatened cancellation or reduction of coverage within forty-eight
            (48) hours after notice thereof, Landlord may enter upon the Premises and attempt to remedy such condition and Tenant shall forthwith pay the cost thereof to Landlord as Rent. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Premises as a result of such entry, unless such damage or injury is directly attributable to Landlord's gross negligence or willful conduct. In the event that Landlord shall be unable to remedy such condition, then Landlord shall have all of the remedies provided for in the Lease in the event of a default by Tenant. Notwithstanding the foregoing provisions of this Section 11.3, if Tenant fails to remedy as aforesaid, Tenant shall be in default of its obligation hereunder and Landlord shall have no obligation to attempt to remedy such default.

12.  Indemnity
     ---------

     12.1.  Landlord's Exculpation and Limited Liability. Landlord, its
            ---------- ----------- --- ------- ---------
            employees, agents, contractors, and representatives shall not be liable to Tenant or Tenant's agents, employees, contractors, or representatives and Tenant waives all claims against Landlord for any injury to or death of any person or for loss of use of or damage to or destruction of property in or about the Premises or Building by or from any cause whatsoever, including without limitation earthquake or earth movement, gas leak, fire, oil spills or contamination, electricity or leakage from the roof, walls, basement or other portion of the Premises or Building, theft, act of God, acts of the public enemy, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, repairs or alterations of any part of the Building or failure to make any such repair except to the extent attributable to the negligent or willful acts of Landlord, its agents, contractors, representatives or employees, but in no event shall Landlord be liable for consequential damages, including, without limitation, loss of profits or damages from business interruptions.

     12.2.  Tenant's Liability. Indemnification and Hold Harmless. Tenant
            -------- ---------  --------------- --- ---- --------
            agrees to indemnify, defend (using counsel selected or approved by Landlord) and hold Landlord (its agents, contractors, representatives, employees, any lessor under any ground or underlying lease and any mortgagee or beneficiary under any mortgage or deed of trust encumbering the Premises) harmless against all claims, liability, damage or loss and against all costs and expenses, including but not limited to reasonable attorneys fees and expenses in connection therewith, (a) arising (directly or indirectly) out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises, from any cause whatsoever, except to the extent attributable to the negligent or willful acts of Landlord, its agents, or employees, or
            (b) occurring in, on or about any Common Areas (including without limitation elevators, stairways, passageways or hallways) the use of which Tenant has in common with other tenants, or elsewhere in or about the Project other than the Premises, when such claim, injury or damage is caused in whole or in part by the act, neglect (active or passive), default, or omission of any duty by Tenant, its agents, employees, invitees, assignees or sublessees or otherwise by any conduct of any of said persons in or about the Premises or the Project including failure of Tenant to observe or perform any of its obligations hereunder. The provisions of this Section 12.2 shall survive the termination of this Lease. In addition, Tenant shall indemnify and defend Landlord (using counsel selected by Landlord) and hold Landlord harmless of and from any and all loss, cost, damage, injury or expense arising out of or in any way related to claims for work or labor performed by Tenant or any agent hire or representative of Tenant, materials or supplies furnished to or at the request of Tenant or in connection with performance of any work done for the account of Tenant by Tenant or any agent hire or representative of Tenant in the Premises or the Building.

13.  Assignment and Subletting.
     ---------- --- ----------

     13.1.  Prohibition Against Assignment and Sublease.
            ----------- ------- ---------- --- ---------

            13.1.1. Except as provided in Section 13.5 below, Tenant, its legal representatives, successors or assigns shall not, directly or indirectly, voluntarily or by operation of law sell, assign, encumber, pledge, mortgage or otherwise transfer or hypothecate all or any part of the Premises or Tenant's leasehold estate hereunder (collectively, "Assignment"), or permit the Premises or any part thereof to be occupied by others or sublet the Premises or any part thereof (collectively, "Sublease") without Landlord's prior written consent, which consent shall not be unreasonably withheld, delayed or conditioned, in each instance, and any attempt to do so without such consent shall be voidable and, at landlord's option, shall constitute a default for which Landlord may terminate this Lease. The person or entity who or which is the actual assignee, sublessee, transferee or any other recipient of an Assignment or Sublease is herein collectively referred to as "Transferee".

            13.1.2. In the event Tenant violates the provisions of Section 13.1, Landlord may collect Rent from any Transferee and apply the net amount collected to the Rent payable under this Lease, but such collection shall not be deemed (i) a waiver of the covenant not to allow an Assignment or Sublease of Tenant's leasehold estate or the Premises or any part thereof, (ii) an acceptance of any Transferee as Tenant, or (iii) a release of Tenant from the further performance by Tenant of the obligations on the part of Tenant contained herein.

     13.2.  Deemed Assignments.
            ------ -----------

            13.2.1. If Tenant is a partnership or joint venture, a withdrawal or change, voluntary, involuntary or by operation of law of any partner or partners owning fifty percent (50%) or more of the partnership or joint venture ("Key Partners" or "Key Partner"), or the dissolution of the partnership or joint venture, shall be deemed an Assignment within the meaning of Section 13.1.

            13.2.2. If Tenant or any Key Partner is a corporation, any dissolution, merger, consolidation, or other reorganization of Tenant or any Key Partners, or the sale or transfer of the effective voting control of the stock of Tenant or any Key Partners, or the sale of fifty percent (50%) or more of the value of the assets of Tenant or any Key Partners shall be deemed an Assignment within the meaning of Section 13.1. The phrase "effective voting control" means the ownership of stock possessing at least fifty percent (50%) of the total combined voting power of all classes of Tenant's or any Key Partner's capital stock issued, outstanding and entitled to vote.

            13.2.3. If Tenant consists of more than one person, a purported assignment, voluntary, involuntary, or by operation of law, from one person to another or from a majority of persons to the others shall be deemed an Assignment within the meaning of Section 13.1. As used in this section, Tenant shall mean any entity that has guaranteed Tenant's obligations under this Lease.

     13.3   Tenant's Notice of Assignment or Sublease. Notwithstanding
            -------- ------ -- ---------- -- --------
            anything contained in Section 13.1 to the contrary, and subject to
            Section 13.4, if Tenant desires at any time to effectuate an Assignment or Sublease of Tenant's leasehold estate or the Premises or any portion thereof, Tenant shall submit to Landlord at least thirty (30) days prior to the proposed effective date of the transfer ("Proposed Effective Date"), in writing:

            (a) a notice of intent to effectuate an Assignment or Sublease of the Tenant's leasehold estate or the Premises setting forth the Proposed Effective Date, which shall be not more than sixty
                 (60) days nor less than thirty (30) days after the sending of such notice ("Notice of Intent");

            (b)  the name of the proposed Transferee;

            (c)  the nature of the proposed Transferee;

            (d) the terms and provisions of the proposed Assignment or Sublease; and

            (e) the proposed Transferee's most recent certified financial statements and bank references.

            Tenant shall also promptly provide Landlord with such certified or uncertified financial information as Landlord may request concerning the proposed Transferee.

     13.4.  Landlord's Option to Recapture. Landlord hereby reserves the option,
            ---------- ------ -- ---------
            to be exercised by giving notice to Tenant within fifteen (15) days after receipt of Tenant's Notice of Intent to recapture the Premises described in Tenant's Notice of Intent and to terminate this Lease with respect to such recaptured Premises. The effective date of such recapture and termination shall be the Proposed Effective Date. The option to recapture reserved to Landlord hereunder shall also arise in the event Tenant, without first obtaining the written consent of Landlord, effectuates an Assignment or Sublease of all or any portion of the Premises and in such event the recapture option shall apply to the entire Premises and be exercisable by Landlord at any time after the occurrence of the event for which Landlord's consent was required but not obtained by Tenant. If this Lease is terminated pursuant to Landlord's recapture option with respect to only a portion of the Premises, the Basic Rent required under this Lease and Tenant's Proportionate Share shall be adjusted based on the rentable square footage retained by Tenant and the net rentable square footage leased by Tenant hereunder immediately prior to such recapture and cancellation, and Landlord and Tenant shall thereupon execute an amendment of this Lease in accordance therewith. Landlord may, without limitation and without obtaining Tenant's consent, lease the recaptured portion of the Premises to the proposed Transferee or any other entity or person, on the same or different terms as were proposed by Tenant, without any liability to Tenant.

     13.5. Permitted Assignments and Subleases. Notwithstanding anything
           --------- ----------- --- ---------
           contained in Section 13.1 to the contrary, and subject to Sections
           13.4 and 13.6 through 13.10, Tenant may effectuate an Assignment or Sublease upon obtaining Landlord's prior written consent, which consent will not be unreasonably withheld. The withholding of Landlord's consent to an Assignment or Sublease shall be deemed to have been reasonable if:

           (a)  the use to be made of the Premises by the proposed Transferee
                (i) is not consistent with the character or nature of all other tenancies in the Building or a use permitted under this Lease,
                (ii) conflicts with any so-called "exclusive use" clause then given in favor of another tenant of the Building, (iii) is the same as that stated in any percentage lease to another tenant in the Building, (iv) would create greater demands upon the facilities, systems or services of the Building, (v) would be prohibited by any other provision in this Lease (including but not limited to any Rules and Regulations then in effect): or

           (b) the character, business history, moral stability, reputation or financial soundness and responsibility of the proposed Transferee are not reasonably satisfactory to Landlord or in any event not at least equal to those which were possessed by Tenant as of the date of this Lease or thirty (30) days prior to the date Landlord receives the Notice of Intent; or

           (c) the proposed Transferee is a then-existing or prospective tenant of the Building (tenants who have contacted the Building or its agents or have been contacted by the Building or its agents within the previous ninety (90) days); or

           (d) Landlord withholds its consent pursuant to any other provision of this Lease; or

           (e) the proposed Assignment or Sublease is to be at rental rates which are less than ninety percent (90%) of the then current rental rates being charged by Landlord for similar space being marketed by Landlord in the Building.

     13.6. Approval/Disapproval Procedure. If Landlord disapproves the proposed
           -------------------- ----------
           Assignment or Sublease it shall notify Tenant in writing thereof and shall specify the reason(s)
          therefor; provided, however, that in the event of any dispute between Landlord and Tenant regarding the reasonableness of Landlord's disapproval of the proposed Assignment or Sublease, Landlord shall not be limited to the reason(s) specified in such notice in justifying its disapproval. If Landlord approves the proposed Assignment or Sublease, it shall notify Tenant in writing thereof and Tenant shall, prior to the Proposed Effective Date, submit to Landlord all executed originals of the Assignment or Sublease agreement. In the event Tenant and any proposed Transferee do not effectuate an Assignment or Sublease prior to the Proposed Effective Date any approval given by Landlord shall automatically terminate. Tenant's failure to effectuate an Assignment or Sublease prior to the Proposed Effective Date shall require Tenant to start over the approval process set forth in this Section 13 and Landlord shall retain all rights it has under this Section 13. Provided such Assignment or Sublease agreement is in accordance with the terms approved by Landlord, Landlord shall execute each counterpart original on the signature pages thereof after the words "The foregoing is hereby consented to" and shall retain an executed original for its files and return the others to Tenant. No purported Assignment or Sublease shall be deemed effective as against Landlord and no proposed Transferee shall take occupancy unless (i) an Assignment or Sublease Agreement is so executed by Landlord and (ii) the proposed Transferee shall agree in writing to perform faithfully and be bound by all of the terms, covenants and conditions, provisions and agreements of this Lease.

    13.7. Fees for Review. Tenant shall pay to Landlord when Tenant submits a
          ---- --- ------
          Notice of Intent the amount reasonably determined by Landlord to cover all Landlord's costs and expenses incurred in connection with Landlord's review of the Notice of Intent, which costs and expenses shall include, among other things, Landlord's processing fee, all taxes or other charges imposed or to be imposed upon Landlord or the Project as a result of such Assignment or Sublease, and all reasonable fees of attorneys, architects, or other consultants incurred by Landlord in connection with Landlord's review of the Notice of Intent or in connection with Landlord's negotiation, drafting and review of the documentation effecting such Assignment or Sublease. Landlord shall have no obligation to consider a request for consent to a proposed Assignment or Sublease unless and until Tenant has paid all such costs and expenses to Landlord, and Tenant shall pay all such costs and expenses to Landlord irrespective of whether Landlord consents to such proposed Assignment or Sublease. Tenant shall pay to Landlord on demand the excess, if any, of such costs and expenses actually incurred by Landlord over the amount of such costs and expenses actually paid by Tenant, and Landlord shall promptly refund to Tenant the excess, if any, of such costs and expenses actually paid by Tenant over the amount of such costs and expenses actually incurred by Landlord. Landlord agrees to limit the cost of each event of review to $500.00 per event, not including attorney's fees.

    13.8. No Release of Tenant. No consent of Landlord to any Assignment or
          -- ------- -- ------
          Sublease by Tenant shall relieve Tenant of the obligations to be performed by Tenant under this Lease, whether occurring before or after such consent, Assignment or sublease. The consent by Landlord to any Assignment or Sublease shall not relieve Tenant from the obligation to obtain Landlord's express prior written consent pursuant to this Section 13 to any other Assignment or Sublease.

    13.9. Allocation of Profit From Assignment or Sublease. It is
          ---------- -- ------ ---- ---------- -- --------
          the intent of both Landlord and Tenant that the purpose of any Assignment or Sublease is to aid Tenant in meeting its obligations under this Lease and not to allow Tenant to gain financially by means of the receipt of rent from any such Assignment or Sublease. To this end it is agreed that seventy five percent (75%) of any sums or other economic consideration received by Tenant in rent from any such Assignment or Sublease, whether denominated as rent under the Assignment or Sublease or otherwise (less (i) any rent or other payments received which are attributable to the cost of leasehold improvements made to the Premises or the portion thereof to be occupied by the Transferee for the Transferee amortized over the term of the Assignment or Sublease and paid for by Tenant and (ii) any brokerage commission, if any, paid by Tenant amortized over the term of the Assignment or Sublease) which exceed in the aggregate the monthly payments of Gross Rent which Tenant is obligated to pay Landlord under this Lease (prorated if appropriate, to reflect obligations allocable to that portion of the Premises subject to any such Sublease), shall be payable to Landlord as Rent under this Lease without affecting or limiting any other obligations of Tenant hereunder.

     13.10.  Assignment of Rents. Tenant immediately and irrevocably assigns to
             ---------- -- ------
             Landlord, as security for Tenant's obligations under this Lease, all rent from any Assignment or Sublease of or Tenant's leasehold interest all or any part of the Premises, and Landlord, as assignee, and as attorney-in-fact for Tenant which is coupled with an interest for purposes thereof, or a receiver for Tenant appointed on Landlord's application, may collect such rents and apply the same toward Tenant's obligations under this Lease; except that, until the occurrence of an event of default by Tenant under this Lease, Tenant shall have the right and license to collect such rents.

14.  Damage.
     ------

     14.1.   Destruction and Repair. If the Premises shall be damaged by fire or
             ----------- --- -------
             other casualty insured against by Landlord's fire and extended coverage insurance policy covering the Premises and the Building, and if Tenant shall give prompt notice to Landlord of such damage, Landlord, at Landlord's expense, shall repair such damage and restore the Premises to substantially the condition it was in prior to such fire or casualty; provided, however, that (i) Landlord shall have no obligation to repair any damage or to replace Tenant's personal property, trade fixtures or equipment, alterations or any other property or effects of Tenant; (ii) there are no governmental restrictions which preclude Landlord from repairing and restoring the Premises or the Building to substantially the condition it was in prior to such fire or other casualty; (iii) such fire or other casualty does not occur in the last year of the Term; and (iv) Tenant is not in material default under this Lease. Except as otherwise provided in this Section 14 if the Premises shall be rendered substantially untenantable by reason of any such damage, the Rent shall abate for the period from the date of such damage to the date when such damage to the Premises shall have been repaired, and if only a part of the Premises shall be rendered untenantable and the Premises are accessible, the Gross Rent shall abate for such period in the proportion that the area of the part of the Premises so rendered untenantable bears to the total area of the Premises; provided, however, if, prior to the date when all of such damage shall have been repaired, any part of the Premises so damaged shall be rendered tenantable or shall be used or occupied by Tenant or any person or persons claiming through or under Tenant, then the amount by which Gross Rent shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when all such damage shall have been repaired.

     14.2.   180 Day Repair Criteria. Notwithstanding the provisions of Section
             --- --- ------ ---------

             14.1, if prior to or during the Term, the Premises or the Building (whether or not the Premises has been damaged or rendered untenantable) shall be so damaged by fire or other casualty that, in Landlord's opinion determined in Landlord's sole and absolute discretion, it will take longer than one hundred eighty (180) days from the date of the casualty to repair and restore the Premises or Building, then Landlord shall give to Tenant, within sixty (60) days after the casualty, notice of such opinion ("180 Day Notice"). If such repairs and restoration cannot in Landlord's opinion be substantially completed within one hundred eighty (180) days after the date of the casualty, Landlord and Tenant shall both have the right to terminate this lease by giving written notice to the other within fifteen (15) days after the effective date of the 180 Day Notice. In the event Landlord or Tenant delivers such a written termination notice, this Lease and the Term shall terminate thirty
          (30) days thereafter with the same effect as if the expiration of such thirty (30) day period was the Term Expiration Date, and Gross Rent shall be apportioned as of such date. In the event the actual time to substantially complete the repair and restoration of the premises or Building takes longer than one hundred eighty (180) days, Tenant shall have no claim or remedy of any kind whatsoever against Landlord for any damage, loss, liability or penalty it incurs, provided Landlord diligently prosecutes the repair and restoration of the Premises to substantial completion.

    14.3  Lack of Insurance Proceeds.
          ---- -- --------- ---------

          14.3.1. Notwithstanding anything contained in this Section 14 to the contrary (with the exception of Section 14.3.2) in no event shall Landlord be required to spend for any repair, replacement or reconstruction of the Premises or Building an amount greater than the insurance proceeds actually received by Landlord (excluding any deductibles) as a result of the fire or other casualty causing such loss, damage or destruction.

          14.3.2. Notwithstanding Section 14.3.1 to the contrary, but subject to Sections 14.1 and 14.2, if the Premises or Building is damaged and the cost to repair such damage and restore the Premises and Building to substantially the condition they were in (subject to any changes in the building codes) prior to any fire or other casualty exceeds the insurance proceeds actually received by Landlord (the "Shortage") Landlord shall be obligated to repair such damage provided (i) such fire or other casualty does not occur in the last year of the Term, (ii) Tenant is not in material default hereunder, and (iii) this Lease has not been terminated by Landlord or Tenant pursuant to Section 14.2.

          14.4.  No Release of Liability. Except to the extent expressly
                 -- ------- -- ----------

                 provided otherwise in this Lease, nothing contained in this Lease shall relieve Tenant of any liability to Landlord or to its insurance carriers that Tenant may have under law or under the provisions of this Lease in connection with any damage to the Premises or the Project by fire or other casualty.

          14.5.  Tenant's Negligence. Notwithstanding the provisions of Section
                 -------- -----------
                 14.1, if any such damage is due to the fault or neglect of Tenant, any person claiming through or under Tenant, or any of their employees, suppliers, shippers, customers or invitees, then there shall be no abatement of Gross Rent by reason of such damage, unless Landlord is reimbursed for such abatement of Gross Rent pursuant to any rental insurance policies that Landlord may, in its sole discretion, elect to carry.

          14.6.  Express Agreement Re Damage and Destruction. The
                 ------- --------- -- ------ --- ------------
                 provisions of this Lease, including this Section 14, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any similar statute or regulation, now or hereafter in effect, shall have no application to this Lease or to any damage to or destruction of all or any part of the Premises or Building.

15.  Condemnation.
     -------------

     15.1.  Total Taking. In the event that the whole or substantially the whole
            ----- ------

            of the Building or the Land shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of taking of possession for such use or purpose. If any part of the Building or the Land shall be so condemned or taken and if such condemnation or taking substantially interferes with the Landlord's ownership or use of the Building, the Landlord at its option, may, upon thirty (30) days' notice to the Tenant, terminate this Lease as of the date of such taking.

     15.2.  Partial Taking. If more than fifty percent (50%) of the Premises
            ------- ------
            should be condemned or taken, either party may elect at any time within thirty (30) days of the date of such taking to cancel this Lease upon written notice to the other, and thereupon this Lease shall terminate upon the date specified in said notice, which date shall be no earlier than the date of such taking. Upon any such taking or condemnation and the continuing in force of this Lease as to any part of the Premises, the Gross Rent shall be diminished by an amount representing the part of the Gross Rent properly applicable to the portion of the Premises which may be so condemned or taken.

     15.3.  Termination of Lease. In the event of the termination of this Lease
            ----------- -- ------
            pursuant to the provisions of Section 15.1. or 15.2., this Lease and the term and estate hereby granted shall expire as of the date of such termination in the same manner and with the same effect as if that were the date set for the normal expiration of the Term of this Lease, and the Gross Rent shall be apportioned as of such date. The provisions of this Section 15.3. shall apply in the same manner to any partial termination of this Lease pursuant to the provisions of this Section 15.

     15.4.  Condemnation Award. Landlord shall be entitled to receive the entire
            ------------ ------
            award in any condemnation proceeding without deduction therefrom for any estate vested in Tenant by this Lease and Tenant shall receive no part of such award or awards. Tenant hereby expressly assigns to Landlord any and all of its right, title and interest in or to such award or awards or any part thereof. Notwithstanding the foregoing, in the event of any condemnation or taking pursuant to Section 15.1. or 15.2., Tenant shall be entitled to appear, claim, prove and receive in the condemnation proceeding such award as may be made as represents the loss or damage to Tenant's trade fixtures and removable personal property, removal or relocation costs, and the unamortized balance of any of Tenant's Extra Improvements or of any alterations installed in the Premises at Tenant's expense which Tenant is permitted to remove upon the termination of this Lease. Landlord shall have no claim to any award or awards directly awarded to Tenant by the public or quasi-public agency as a result of Tenant's claim.

     15.5.  Temporary Taking. If the temporary use or occupancy of all or any
            --------- ------
            part of the premises shall be condemned or taken for any public or quasi-public use during the Term of this Lease, this Lease shall be and remain unaffected by such condemnation or taking and Tenant shall continue to pay in full all sums payable hereunder by Tenant, but in no event shall Tenant be liable for the payment of sums payable hereunder for any period during such temporary use or occupancy beyond the Term of this Lease. In the event of any such taking, Tenant shall be entitled to appear, claim, prove and receive the entire award for such taking as represents compensation for use or occupancy of the Premises during the Term of this Lease and Landlord shall be entitled to appear, claim, prove and receive the entire award as represents the cost of restoration of the Premises and the award representing use or occupancy of the premises after the end of the Term hereof.

     15.6.  Restoration of the Building and Premises. In the event of any
            ----------- -- --- -------- --- --------
            condemnation or taking of less than the whole of the Building, in which this Lease shall continue in effect, or in the event of a condemnation or taking for a temporary use or occupancy of all or any part of the Premises, Landlord, to the extent that the award shall be sufficient for the purpose, shall proceed with reasonable diligence to repair, alter and restore the remaining part of the Building and the Premises to substantially their former condition to the extent that the same may be feasible.

16.  Subordination. This Lease and all the rights of Tenant hereunder are
     -------------
     subject and subordinate to any ground or underlying lease, deed of trust or mortgage, which does now or may hereafter affect the Building and to any and all renewal, modifications, consolidations, replacement and extensions thereof. It is the intention of the parties that this provision be self-operative and that no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord without expense to Landlord, any and all instruments that may be necessary or proper to subordinate this Lease and all rights of Tenant hereunder to said ground or underlying lease, deed of trust or mortgage or to confirm or evidence said subordination. In the event any proceedings are brought for the foreclosure of any such deed of trust or mortgage Tenant covenants and agrees to attorn to the purchaser at any summary proceedings or foreclosure sale, if requested to do so by such purchaser, and to recognize such purchaser as the landlord under this Lease. Tenant agrees to, at the option of any landlord under any such ground or underlying lease, to attorn to said landlord in the event of a termination or cancellation of such lease. Upon the request of Landlord, or the trustee or beneficiary of such deed or trust or mortgage, or of such purchaser, or the landlord under such ground or underlying lease, Tenant agrees to execute and deliver within ten (10) days of such request any instrument which, in the sole judgment of such requesting party, may be necessary or appropriate in any such summary or foreclosure proceeding, action or otherwise to evidence such attornment. Tenant further waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right of election to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event any such foreclosure proceeding is brought, prosecuted or completed.

17.  Default.
     -------

     17.1.  In the event that:

            (a) Tenant shall default in the payment of Rent five (5) days after the same shall become due, and such default shall continue for a period of three (3) consecutive days after the date of written notice from Landlord specifying such failure or default (which notice shall be deemed to satisfy the requirements of Section 1161 of the California Code of Civil Procedure); or

            (b) Tenant shall abandon the Premises for a continuous period in excess of ten (10) days (which notice shall be deemed to satisfy the requirements of Section 1161 of the California Code of Civil Procedure); or

          (c) Tenant shall fail to honor or default in the performance of any obligation covenant, condition or representation required to be performed or made by Tenant under this Lease (other than abandonment or the payment of Rent and those described in Section 17.1(d)) and shall fail, for a period of twenty (20) days after the date of written notice from Landlord specifying such failure or default, to cure said default (which notice shall be deemed to satisfy the requirements of Section 1161 of the California Code of Civil Procedure), to cure said failure or default (unless such default cannot be cured within said twenty (20) days and shall cure the same with all reasonable dispatch but in no event later than sixty (60) days after such written notice); or

          (d) Tenant shall be adjudicated bankrupt, or a petition by or against Tenant for reorganization or adjustment of its obligations under the bankruptcy Act or any other existing or future insolvency or bankruptcy statute shall be approved, or Tenant shall make a general assignment of its property for the benefit of creditors, or a receiver or trustee shall be appointed to take control of the business or assets of Tenant;

          then and in each such case Landlord may, at its option, terminate Tenant's right to possession and thereby terminate this Lease, or without terminating this Lease re-enter the Premises and for the account of Tenant re-let the same or any portion or portions thereof for all or any part of the unexpired term of this Lease upon such terms and conditions as Landlord may elect.

   17.2. In the event of any such termination of this Lease by Landlord, Landlord shall be entitled to recover from Tenant (i) the worth at the time of award of the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided; (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all detriment approximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. Efforts by Landlord to mitigate the damages caused by Tenant's breach of this Lease shall not constitute a waiver by Landlord of its right to recover damages hereunder.

   17.3. In the event of such re-letting without terminating this Lease, Landlord shall be entitled to recover monthly from Tenant the difference between the monthly installments of Gross Rent and such other amounts as may be payable by Tenant to Landlord pursuant to the provisions hereof over the total monthly rental received by Landlord upon such re-letting, after first deducting therefrom all expenses reasonably incurred by Landlord in such reletting and in repairing, renovating, remodeling and altering the Premise for the purpose of such re-letting.

   17.4. Landlord shall not be deemed to have elected to terminate this Lease or the liability of Tenant to pay Rent thereafter to accrue or its liability for damages under any of the provisions hereof by any such re-entry or by any action in unlawful detainer or otherwise to obtain possession of the Premises, unless Landlord shall have notified Tenant in writing that it has so elected to terminate this Lease for purposes of this Section 17. The following shall not constitute termination of Tenant's right to possession: (A) acts of maintenance or preservation or efforts to re-let the Preemies;

            or (B) the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease. Nothing herein contained shall be construed as obligating Landlord to re-let the whole or any part of the Premises.


      17.5 In the event of any entry or taking possession of the Premises, Landlord shall have the right, but not the obligation, to remove therefrom all or any part of the personal property located therein and may place the same in storage at a public warehouse selected by Landlord at the expense and risk of the owner or owners thereof The remedies provided Landlord hereunder shall be cumulative and shall be in addition and supplemental to all other rights or remedies which Landlord may lawfully pursue in the event of any breach or threatened breach by Tenant of any of the provisions of this Lease.

     17.6. For purposes of computing unpaid Rent which would have accrued and become payable under this Lease pursuant to the provisions of this
            Section 17, unpaid Rent shall consist of the sum of:

            (a)  the total Basic Rent for the balance of the Term, plus

            (b) a computation of the Basic Operating Cost increases for the balance of the Term, the assumed Basic Operating Cost increase for the calendar year of the default and each future calendar year in the Term to be equal to the Basic Operating Cost increase for the calendar year prior to the year in which default occurs compounded at a per annum rate equal to the mean average rate of inflation for the preceding five (5) calendar years as determined by the revised Consumer Price Index for All Urban Consumers, for San Francisco-Oakland-San Jose, California, for All Items (1967=100) as published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is either unavailable, is no longer published or if calculated on a significantly different basis, the average rate of inflation shall be determined by reference to the most comprehensive official index then published which most closely approximates the rate of inflation.

     17.7. The "worth at the time of awards of the amounts referred to in (i) and (ii) above shall be computed with interest at the lesser of eighteen percent (18%) per annum or the maximum rate allowed by law. The "worth at the time of award" of the amount referred to in (iii) above shall be computed by reference to competent appraisal evidence or the formula prescribed by and using the lowest discount rate permitted under applicable law.

18.  Signs. Tenant shall not install any sign or advertising or publicity device
     -----
     which is visible from outside the Premises, in any public area, on any roof, on any window or on any outside portion of the Building. Tenant may install an identification sign within or adjacent to the entrance of the Premises providing such sign has the prior approval of Landlord and conforms to the graphic standards of the Building. Landlord shall provide on a one-time basis, one Building Standard Tenant identification sign outside the premises and two lines on the Main Lobby Directory.

     Landlord shall list Tenant's name on the directory board that Landlord shall provide and maintain in the lobby of the Building. As space is available other names may be listed on the directory board at Landlord's option in relation to Tenant's Proportionate Share of the Building.

19.  Rules and Regulations. At all times during the term of this Lease, Tenant
     ----- --- -----------
     shall comply with the Rules and Regulations for the Building which are attached hereto as Exhibit C and incorporated herein by reference. Tenant agrees that Landlord shall have the right to amend said Rules and Regulations and to promulgate new Rules and Regulations applicable to all tenants in the Building which relate to their use and occupancy thereof. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of any of said Rules and Regulations.

20.  Compliance With Regulations
     ---------- ---- -----------

     20.1.  Compliance by Tenant. Tenant shall at its sole cost and expense
            ---------- -- ------
            promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents affecting the Premises, insofar as any thereof relate to or affect the condition, use or occupancy of the Premises, excluding requirements of structural changes not related to or affected by improvements made by or for Tenant or not necessitated by Tenant's acts. The judgment of any court of competent jurisdiction or the admission by Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, ordinance, requirement or order in the use of the Premises, shall be conclusive of that fact as between Landlord and Tenant.

     20.2.  Right to Contest. Landlord may at its option contest the validity of
            ----- -- -------
            any such law, ordinance, rule, order or regulation (hereinafter the "Law") by notifying Tenant of its decision to do so within ten (10) days after receiving the notice required by Section 20.3. hereof from Tenant. If Landlord declines to so contest such Law, Tenant may do so at its own expense, and non-compliance by it during such contest shall not constitute a breach of this Lease; provided that it shall, to the satisfaction of Landlord, indemnify and hold Landlord harmless against the cost of compliance and against all liability for any loss, damages, and expenses (including reasonable attorneys' fees) which might result from or be incurred in connection with such contest or noncompliance; except that non-compliance shall not continue so as to subject Landlord to any fine or penalty or to prosecution for a crime.

     20.3.  Notice to Landlord. If Tenant receives written notice of any
            ------ -- --------
            violation of any law, ordinance, rule, order or regulation applicable to the Premises, it shall give prompt notice thereof to Landlord.

21.  Self-Help.
     ---------

     21.1. Tenant covenants and agrees that if it shall at any time fail to make any payment or perform any act which the Tenant is obligated to make or perform under this Lease, then Landlord may, but shall not be obligated so to do, after any applicable grace period provided in
            Section 17 has expired, and without waiving, or releasing the Tenant from any obligations of the Tenant in this Lease contained, make any payment or perform any act which the Tenant is obligated to perform under this Lease, in such manner and to such extent as shall be necessary, and in exercising any such rights, pay necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorneys' fees. Notwithstanding the foregoing, Landlord may make any such payment or perform any such act before said applicable grace period has expired if the same is necessary or required for the preservation or protection of the Premises or the avoidance of penalties or other charges due to delinquent payment of taxes or other actions. All sums so paid by Landlord and all necessary and incidental cost and expenses in connection with the performance of any such act by Landlord, together with interest thereon at the maximum rate provided by law from the date of the making of such expenditure by Landlord, shall be deemed Rent hereunder and shall be payable to Landlord on demand, or at the option of Landlord may be added to any Rent then due or thereafter becoming due under this Lease. Tenant covenants to pay any such sum or sums with interest aforesaid and Landlord, in addition to any other right or remedy it may have, shall have the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of Rent.

     21.2 The performance of any such act by landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Unless caused by Landlord's negligence or the negligence of Landlord's agents, employees or contractors, Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant or any other occupant of the Premises or part thereof, by reason of making repairs or the performance of any work on the Premises or on account of bringing materials, supplies and equipment into or through the Premises during the course thereof, and the obligations of Tenant under this Lease shall not thereby be affected in any manner whatsoever.

22.  Attorneys' Fees. If as a result of any breach or default in the performance
     ---------- ----
     of any of the provisions of this Lease, Landlord uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord upon demand for any and all attorneys' fees and expenses so incurred by Landlord, provided that if Tenant shall be the prevailing party in any legal action brought by Landlord against Tenant, Tenant shall be entitled to recover the fees of its attorneys in such amount as the court may adjudge reasonable.

23.  Brokerage. Tenant covenants and represents that it has negotiated this
     ---------
     Lease directly with the broker designated on the Basic Lease Information sheet and has not authorized, directly or by implication, any other real estate broker or salesman to act for it in these negotiations. Tenant agrees to defend, indemnify and hold Landlord harmless from any and all claims by any other real estate broker or salesman for a commission or finder's fee as a result of Tenant's entering into this Lease.

24.  Quiet Enjoyment. Landlord covenants and agrees with Tenant that upon
     ----- ---------
     Tenant's paying Rent and all other charges and observing and performing all the terms, covenants, conditions, provisions and agreements of this Lease on Tenant's part to be observed or performed, Tenant shall have quiet possession of the Premises for the Term, subject, however, to the terms of this lease and of any ground leases, underlying leases, mortgages and deeds of trust affecting all or any portion of the Building or any of the area used in connection with the operation of the Building.

25.  Notices. Except as otherwise in this Lease provided, a bill, demand,
     --------
     statement, consent, notice or communication which Landlord may desire or be required to give to Tenant shall be deemed sufficiently given or rendered if in writing, delivered personally to Tenant or sent by certified mail (return receipt requested) or private express mail carrier (postage and/or handling charges fully prepaid) addressed to Tenant at the Building or the address set forth in the Basic Lease Information. Any notice, request, demand or communication by Tenant to Landlord must be in writing and delivered personally to Landlord or sent by certified mail (return receipt requested) or express private mail carrier (postage and/or handling charges fully prepaid), addressed to Landlord, at the address set forth in the Basic Lease Information or at such other address as Landlord shall designate by notice given as herein provided. The time of the rendition of such bills or statements and of the giving of such consents, notices, demands, requests or communications by Tenant or Landlord shall be deemed to be the earlier of (i) the date received, (ii) if the notice is sent by certified mail, five (5) days after the same is mailed, or (iii) if the notice is sent by private express mail carrier, one
     (1) day after the same is mailed. If Tenant is notified of the identity and address of Landlord's mortgagee or beneficiary under a deed or trust, or ground or underlying lessor, Tenant shall give such party notice of any default by Landlord hereunder by certified or private express mail carrier, and if no opportunity to cure such default is provided herein, such party shall have a reasonable opportunity to cure such default before Tenant's exercises any remedy available to it. Rejection or refusal to accept a notice, request, demand, or the inability to deliver same because of a changed address of which no notice was given shall be deemed to be a receipt of the notice, request or demand sent.

26.  Holding Over. If Tenant holds over after the Term with the express written
     ------- -----
     consent of Landlord such tenancy shall be from month to month only and shall not be a renewal hereof, and Tenant shall pay as Rent to Landlord for the use and occupancy of the Premises for each month Tenant holds over an amount agreed to be one and one-half (1.5) times the Gross Rent payable in the last month of the Term and Tenant shall also comply with all of the terms, covenants, conditions, provisions and agreements of this Lease for the time during which Tenant holds over. If without the express written consent of Landlord, Tenant shall fail to vacate the Premises after the expiration of the Term or sooner termination of this Lease for any cause or after Tenant's right to occupy the Premises ceases, thereafter, and notwithstanding anything to the contrary contained elsewhere in this Lease, Tenant shall pay as Rent to Landlord for the use and occupancy of the Premises for each month Tenant holds over an amount agreed to be two (2) times the Gross Rent payable in the last month of the Term, and Tenant shall also comply with all of the terms, covenants, conditions, provisions and agreements of this Lease for the time during which Tenant holds over. If the Premises are not surrendered at the end of the Term or of a permitted hold over period, Tenant shall be additionally responsible to Landlord for all damage (including but not limited to the loss of Rent) which Landlord shall suffer by reason thereof, and Tenant hereby indemnifies Landlord against all claims made by any succeeding tenant against Landlord, resulting from delay by Landlord in delivering possession of the Premises to such succeeding Tenant. Tenant's obligation to observe or perform all of the terms, covenants, conditions, provisions and agreements of this Article shall survive termination of this Lease.

27.  Transfers by Landlord. Landlord shall have the right to transfer and
     --------- -- ---------
     assign, in whole or in part, all of its rights and obligations hereunder and in the Building, and in such event and upon its transferee's assumption of Landlord's obligations hereunder no further liability or obligations shall thereafter accrue against Landlord hereunder, and Landlord shall be entirely relieved of all agreements and conditions of this Lease thereafter to be performed by the Landlord under this lease. Tenant Agrees to attorn any such transferee or assignee.

28.  Tenant's Remedies. Tenant shall look solely to Landlord's interest in the
     -------- ---------
     Building, including future rents which are not subject as rental assignments to a lender as a condition of financing, now or in the future for the recovery of any judgment from Landlord. Landlord, or if Landlord is a partnership, its partners whether general or limited, or if Landlord is a corporation, its directors, officers or shareholders, shall never personally be liable for any such judgment. Any lien obtained to enforce any such judgment and any levy of execution thereon shall be subject and subordinate to any lien, mortgage or deed of trust to which Section 16 applies or may apply.

29.  Substitution of Premises. Landlord shall have the right upon ninety (90)
     ------------ -- ---------
     days written notice to Tenant to substitute other premises within the Building or the Building for the Premises, subject to the same terms and conditions as though originally leased to Tenant at the time of the execution and delivery of this Lease; provided, however, that the substituted premises shall contain as much square footage as the original premises, plus or minus one hundred (100) square feet. In the event that Landlord so notifies Tenant, Tenant shall notify Landlord within thirty
     (30) days of Landlord's notice whether it accepts the substituted premises. If Tenant does not accept the substituted premises, Landlord shall have the option either to allow Tenant to remain in the Premises, this Lease remaining in full force and effect, or to terminate this Lease. In the event that Landlord elects to terminate this Lease, this Lease shall terminate no sooner than sixty (60) days from Landlord's notice of termination. In the event that Tenant elects to accept the substituted premises, Landlord agrees to pay all reasonable moving expenses of Tenant, including the reasonable removal and replacement of Tenant's Improvements, incidental to such substitution of premises.

30.  Miscellaneous.
     --------------

     30.1.  Grammar. Words of any gender used in this Lease shall be held and
            --------
            construed to include any other gender and words in the singular number shall be held to include the plural, unless the context otherwise required.

     30.2.  Covenants Binding on Successors. The terms, provisions, covenants
            --------- ------- -- -----------
            and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns except as otherwise herein expressly provided.

     30.3.  Captions. The captions inserted in this Lease are for convenience
            ---------
            only and in no way define, limit, or otherwise describe the scope or intent of this Lease, or any provision hereof, nor in any way affect the interpretation of this Lease.

     30.4.  Estoppel Certificates. Tenant agrees, from time to time, within
            -------- -------------
            twenty (20) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), the date to which Rent and other charges have been paid, the unexpired term of this Lease, whether there are any defaults or rent abatements or offsets claimed by Tenant and such other matters pertaining to this Lease as may be reasonably requested by Landlord or Landlord's Mortgagee, it being intended that any such statement delivered pursuant to this subparagraph may be relied upon by any prospective purchaser of all or any part of the interest of Landlord in the Premises or mortgagee or assignee of any mortgage upon all or any part of such interest of the Landlord, and their respective successors and assigns.

     30.5.  Modification. This Lease may not be altered, changed or amended
            -------------
            except by an instrument in writing signed by the parties hereto.

     30.6.  Recordation. Neither this Lease, nor any notice nor memorandum
            -----------
            regarding the terms hereof, shall be recorded by Tenant. Any such unauthorized recording shall give landlord the right to declare a breach of this Lease and pursue the remedies provided herein. Tenant agrees to execute and acknowledge, at the request of Landlord, a memorandum of this Lease, in recordable form.

     30.7.  Time of Essence. Time is of the Essence of this Lease, and all
            ---- -- -------
            provisions herein relating thereto shall be strictly construed.

     30.8.  Relationship of Parties. Nothing contained herein shall be deemed or
            ------------ -- -------
            construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of landlord and tenant.

     30.9.   Severability. If any term or provision of this Lease shall to any
             ------------
             extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     30.10.  Law Applicable. This Lease shall be construed and enforced in
             --- -----------
             accordance with the laws of the State of California.

     30.11.  Covenants and Conditions. All of the obligations of the Tenant and
             --------- --- -----------
             the Landlord hereunder shall be deemed and construed to be conditions as well as covenants as though the words specifically expressing or importing covenants and conditions were used in each separate instance.

     30.12.  Entire Agreement. This Lease contains the entire agreement between
             ------ ----------
             the parties relating thereto. All prior negotiations or stipulations concerning any matter which preceded or accompanied the execution hereof are conclusively deemed to be superseded hereby.

     30.13.  Authority of Tenant. Each of the persons executing this Lease on
             --------- -- -------
             behalf of Tenant does hereby covenant and warrant that he or she is authorized to act for Tenant and on its behalf to enter into this Lease, and that if Tenant is a corporation, Tenant is a corporation duly organized and validly existing in the state of its incorporation and qualified to do business in the State of California.

     30.14.  Landlord Approval. The review, approval, inspection or examination
             -------- ---------
             by Landlord of any item to be reviewed, approved, inspected or examined by Landlord under the terms of this Lease or the Exhibits attached hereto shall not constitute the assumption of any responsibility by Landlord for either the accuracy or sufficiency of any such item or the quality or suitability of such items for its intended use. Any such review, approval, inspection or examination by Landlord is for the sole purpose of protecting Landlord's interests in the Project and under this Lease, and no third parties, including, without limitation Tenant or any person or entity claiming through or under Tenant, or the contractors, agents, employees, visitors or licensees of Tenant or any such person or entity, shall have any rights hereunder.

     30.15.  Joint and Several Liability. If a partnership or more than one
             ----- --- ------- ----------
             legal person at any time constitutes Tenant, (1) each partner and each legal person is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed or performed by Tenant, and (2) the term "Tenant" as used in this Lease shall mean and include each such partner or legal person jointly and severally and the act of or notice from or notice or refund to, or the signature of, any one or more of them, with respect to this Lease, including but not limited to any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

     30.16.  Security Systems. Landlord shall not be obligated to provide or
             -------- -------
             maintain any security patrol or security system. However, if Landlord elects to provide such patrol or system, the cost thereof shall be an Operating Cost. Landlord shall not be responsible for the quality of any such patrol or system which may be provided hereunder or for damage or injury to Tenant, its employees, invitees or others due to the failure, action or inaction of such patrol or system.

     30.17.  Waiver of Trial By Jury. The respective parties hereto hereby
             ------ -- ----- -- ----
             waive trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any claim of injury or damage, or the enforcement of any remedy under any statute, emergency or otherwise.

     30.18.  Binding Effect. Submission of this Instrument for examination or
             ------- ------
             signature by Tenant does not constitute an offer to lease, or a reservation of or option for a lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     30.19.  Exhibits and Addenda. Any rider, addenda or exhibit attached hereto
             -------- --- -------
             is made a part hereof.



                      This space intentionally left blank.

     30.20.  No Merger. The voluntary or other surrender of this Lease by
             -- ------
             Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such assignments, subleases or subtenancies.

             IN WITNESS WHEREOF the parties hereto have executed this Lease the date first above written.

                                         LANDLORD:

                                         Persis Corporation

                                         a Hawaii Corporation

                                         By: /s/ Paul de Ville
                                             Paul de Ville

                                         Its: Vice President



                                         TENANT:

                                         Gregory R. Raifman

                                         By: /s/ Gregory R. Raifman
                                             Gregory R. Raifman



                                         TENANT:

                                         Jon Logan Edwards

                                         By: /s/ Jon Logan Edwards
                                             Jon Logan Edwards

                                   EXHIBIT A

                                   PREMISES

               LEGAL DESCRIPTION OF THE PROPERTY - FLOOR PLAN(S)
               -------------------------------------------------

                                [CHART OMITTED]

                                   EXHIBIT B

                             WORK LETTER AGREEMENT
                             ---------------------

Landlord and Tenant agree that the Premises shall be improved at Landlord's sole expense in compliance with the original (dated 6/22/99) preliminary space plan a copy of which is attached (Exhibit A) and the Final Working Drawings that will be produced from the preliminary drawing and attached and made a part of this Lease. Landlord and Tenant agree that the only changes to be made from the preliminary drawing involves the number and placement of necessary electrical outlets and such changes shall be a part of the Final Working Drawings.

Any and all other charges requested by Tenant and approved by Landlord shall be at the sole expense and cost of the Tenant.

                                   EXHIBIT C

                             RULES AND REGULATIONS
                             ---------------------

1. Landlord shall have the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally. Rooms or other areas used in common by tenants shall be subject to such regulations as are posted therein.

2. The sidewalks, entrances, lobby, elevators, stairways, and public corridors shall be used only as a means of ingress and egress and shall remain unobstructed at all times. The entrance and exit doors of all suites are to be kept closed at all times except as required for orderly passage to and from a suite. Loitering in any part of the Building or obstruction of any means of ingress or egress shall not be permitted. Doors and windows shall not be covered or obstructed except in the case of windows which may be covered by Building Standard blinds.

3. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building or in violation of any law, order, ordinance, or governmental regulation. No tenant shall invite to the Premises or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, corridors, elevators and facilities of the Building by other tenants. Tenant shall not bring into or keep within the Building any animal or vehicle.

4. Plumbing fixtures shall not be used for any purpose other than those for which they were constructed and no rubbish, newspapers, trash or other substances of any kind shall be deposited therein. The use of electrical current shall not exceed safety standards established in the applicable building code. Walls, floors, and ceilings shall not be defaced in any way and no tenant shall be permitted to mark, nail, screw or drill into, paint, or in any way mar any building surface, except that pictures, certificates, licenses and similar items normally used in Tenant's business may be carefully attached to the walls by Tenant in a manner to be prescribed by Landlord. Upon removal of such items by Tenant, any damage to the walls or other surfaces shall be repaired by Tenant. Tenant shall use chair mats/carpet protectors beneath all desks where floor surface is carpeted.

5. No awning, shade, sign, advertisement or notice shall be inscribed, painted or affixed on or to any part of the outside or inside of the Building. Window coverings may be installed, provided they are of such color, material and construction and installation as may be prescribed by Landlord. All tenant identification on public corridor doors, or walls will be installed by Landlord for Tenant. No lettering or signs other than the name of the Tenant will be permitted on public corridor doors, or walls, with the size and type of the letters to be prescribed by Landlord.

6. The weight, size position and installation of all safes and other unusually heavy objects used or placed in the Building shall be prescribed by Landlord. All mechanical equipment and office machines which are placed in the Building shall be installed in sittings which, in the judgment of Landlord, shall be sufficient to prevent noise, vibration and annoyance. The repair of any damage done to the

     Building or property therein by putting or taking out or maintaining such safes or other unusually heavy objects shall be paid for by Tenant.

7. All freight, furniture, fixtures and other personal property shall only be moved into, within and out of the Building at times and in the manner designated by Landlord. In no event will Landlord be responsible for any loss or damage to such freight, furniture, and fixtures or personal property, from any cause.

8. The storage of goods, wares, or merchandise on the Premises will not be permitted except in areas specifically designated by Landlord for storage. No auction, public or private, will be permitted on the Premises.

9. All entrance doors to the Premises shall be kept locked when the Premises are not in use. All keys to the Premises and the Building shall be obtained from Landlord and all keys shall be returned to Landlord upon the termination of this Lease. Tenant shall not change the locks or install other locks on the doors.

10. Normal business hours shall be from 7:00 A.M. to 6:00 P.M. on weekdays, excluding generally recognized holidays in San Francisco, California. Tenant or any employee or invitee of Tenant using the Premises after regular business hours or on non-business days shall lock any entrance doors to the Building used by him immediately after entering or leaving the Building Tenant, its employees and invitees and other persons entering or leaving the Building when it is so locked, may be required to sign the Building register when so doing, and any security personnel of Landlord may refuse to admit Tenant or any of Tenant's employees, invitees or any other person to the Building while it is so locked, without a pass previously arranged or other satisfactory identification showing such person's right to access to the Building at such time Landlord assumes no responsibility whatsoever in connection therewith and shall not be liable for any damage resulting from any error in regard to any such pass or identification or from the admission of any unauthorized person to the Building.

11. Tenant shall not permit any cooking to take place in the Premises, nor shall Tenant install therein any vending machines without Landlord's written consent. Tenant may employ a microwave oven provided such use does not disturb any other tenants.

12. Canvassing, soliciting or peddling in the Building is prohibited and Tenant shall cooperate to prevent the same.

13. Tenant shall not advertise the business, profession or activities of Tenant in any manner which violates the letter or spirit of any code of ethics adopted by and recognized association or organization pertaining thereto or use the name of the Building for any purpose other than that of the business address of the Tenant.

14. Landlord reserves the right at any time to change or rescind any one or more of these Rules or Regulations or to make such other and further reasonable rules and regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Building, for the preservation of good order therein, and for the convenience of other occupants and tenants therein. Landlord shall not be responsible to Tenant or to any other person for the non-observance or violation of the Rules and Regulations by any other tenant or other person.

                                   EXHIBIT D

                                RIGHT TO EXPAND

Landlord shall make available for lease to Tenant on or about March 15, 1997 approximately 1,960 square feet of additional rentable office area identified on Exhibit E hereto, on the fourth (4th) floor being suite 420, of the Building. Tenant may, at its option, lease this additional space upon the same terms and conditions contained in this Lease including, without limitation, the term (as it may be extended), provided that the term of the expansion space shall at a minimum continue through to the termination date of the original Premises at the annual rental rate, as determined below, per rentable square foot leased, by giving Landlord written notice ("Notice to Expand") on or before September 15, 1996. Such notice shall include a detailed description of the tenant improvements required by Tenant for the additional space. Rent shall commence on the date Landlord delivers this substantially completed additional space to Tenant free of other tenants and occupants, and with all tenant improvement work completed in accordance with a mutually acceptable space plan which shall not exceed Building Standard construction at Landlord's expense. Landlord represents that this right to expand is not in conflict with and is not subordinate to any other lease option or agreement between Landlord and any third party. The additional space shall be subject to all City of San Francisco Building codes and all governmental requirements in effect at the time of completion of improvements. The additional space shall have a Base Year for operating expense calculations of 1997. In the event Tenant is in material default of this Lease (including delinquent rental payments) at any time during the term of this Lease, this right shall become null and void, excepting that Tenant shall be allowed one default during the term hereof provided such default is cured in compliance with Section 17.1(a). The rental rate for the additional space shall be calculated and based upon "fair market rates". After receipt of Tenant's notice, the Landlord shall within thirty (30) days deliver to Tenant its best estimate of the "fair market rate". Both parties shall use best efforts to agree on the "fair market rate" and agree to the terms in writing by November 15, 1996. If Landlord fails to deliver the additional space to Tenant by June 1, 1997, as provided herein, Tenant at its option may terminate this Lease by delivering written notice to Landlord, to be effective on July 1, 1997, provided that (i) Tenant has properly delivered the Notice to Expand as provided herein,
(ii) Tenant is not nor has been at any time during the term of this Lease in material default, except for that one default event provided for above, (iii) the failure of Landlord to deliver the additional space by June 1, 1997 is not due to the inability of the parties to agree on the "fair market rate".

Fair market rate shall be determined by recently completed lease transactions in the Building, and comparable buildings within a four block radius of the Building, for similar size, views and terms (including but not limited to tenant improvements and other material terms) or by any bonafide third party written offer acceptable to Landlord which has been received on or between the dates of September 1, 1996 and November 15, 1996.

                                   EXHIBIT E

                                [CHART OMITTED]

                                   EXHIBIT F

                             WAIVER OF SUBROGATION

To the extent permitted by law, and without affecting the coverage provided by insurance required to be maintained hereunder (Section 11), Landlord and Tenant each waive any right to recover against the other on account of any and all claims Landlord or Tenant may have against the other with respect to any risk insured against by insurance actually carried, or required to be carried hereunder, to the extent of the proceeds realized from such insurance coverage. Each casualty insurance policy carried by Landlord or Tenant hereunder, or which either may obtain with respect to the Premises, the Building, independent of obligations hereunder, shall provide that the insurer waives all rights of recovery by way of subrogation against Landlord or Tenant in connection with all matters included within the scope of the waiver of recovery contained in this Exhibit F.

                                   Exhibit G

                               [EXHIBIT OMITTED]

                              PERSIS CORPORATION
                              131 STEUART STREET
                           SAN FRANCISCO, CALIFORNIA

                                 OFFICE LEASE

                            BASIC LEASE INFORMATION

     Date:                      September 2, 1994

     Landlord:                  Persis Corporation

     Tenant:                    Gregory R. Raifman and Jon Logan Edwards


Exhibit A                       Premises: Suite 450

Section 1.5                     Net Rentable Area of Premises: 2,953 Square Feet

Section 1.10                    Tenant's Proportionate Share: 3.87%

Section 1.11                    Term: Five (5) Years

Section 2                       Scheduled Term Commencement Date:

                                October 1, 1994

Section 2                       Term Expiration Date: September 30, 1999

Section 3.1(a)                  Basic Rent:  ANNUAL         MONTHLY

               10/1/94-9/30/95  Year One:    $37,620.00     $3,135.00  10/94-10/95
               10/1/95-9/30/96  Year Two:    $50,201.00     $4,183.42  10/95-10/96
               10/1/96-9/30/97  Year Three:  $51,677.50     $4,306.46  10/96-10/97  $17.50
                                Year Four:   $51,677.50     $4,306.46  10/97-10/98  $17.50
                                Year Five:   $53,154.00     $4,429.50  10/98-10/99  $   18

Section 3.2                     Basic Operating Cost Base Year: 1994

Section 4                       Security Deposit: $4,429.50

Section 23                      Broker: Iliff, Thorn & Company/Marcus &
                                Millichap

Section 25                      Tenant's Address for Notices:

                                131 Steuart Street, Suite 410
                                San Francisco, CA 94105

Section 25                      Landlord's Address for Notices:

                                131 Steuart Street
                                San Francisco, California 94105

Exhibit(s) and Addendum:

      Exhibit A - Premises/Floor Plan
      Exhibit B - Work Letter Agreement
      Exhibit C - Rules and Regulations
      Exhibit D - Right to Expand/Right of First Refusal
      Exhibit E - Expansion Space Floor Plan

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

                                              LANDLORD: PERSIS CORPORATION

                                              By: /s/ Paul de Ville
                                                      Paul de Ville

                                              Its: Vice President


                                              TENANT: GREGORY R. RAIFMAN

                                              By: /s/ Gregory R. Raifman


                                              TENANT: JON LOGAN EDWARDS

                                              By: /s/ Jon Logan Edwards

                        FIRST AMENDMENT TO OFFICE LEASE
                        -------------------------------

     This First Amendment to that certain Office Lease dated September 2, 1994, by and between Gregory R. Raifman and Jon Logan Edwards ("Tenant") and Persis Corporation ("Landlord") is made as of February 1, 1997.

     Whereas Landlord and Tenant desire to effective Exhibit D Right to Expand of this lease; and

     Whereas Landlord and Tenant desire to extend the term of this lease for an additional three years;

     Now, Therefore, Landlord and Tenant hereby agree to attached that certain Office Lease dated September 2, 1994 as follows:

1.   Effective Date: The effective date of this Amendment shall be May 1, 1997.
     --------------

2.   Premises: Tenant's premises shall be expanded from 2,953 rentable square
     --------
     feet (current premises) to 4,913 rentable square feet, as outlined in "Exhibit A." attached hereto.

3.   Term: The term shall commence on May 1, 1997 and extend for sixty-five
     ----
     months from that date, terminating October 31, 2002.

4.   Base Rent: The base rent for the Premises shall be as follows:
     ---------

     Inclusive Dates            Annual Base Rent    Monthly Base Rent
     ---------------            ----------------    -----------------
     5/1/97 = 4/30/98           $ 98,226.96         $ 8,185.58
     5/1/98 = 10/31/98          $103,139.88         $ 8,594.99
     11/1/98 = 10/31/99         $108,052.92         $ 9,004.41
     11/1/99 = 10/31/00         $112,967.16         $ 9,413.83
     11/1/00 = 10/31/01         $117,878.88         $ 9,823.24
     11/1/01 = 10/31/02         $122,791.92         $10,232.66

5.   Tenant's Proportionate Share of Operating Expense: Tenant's proportionate
     -------------------------------------------------
     share for the calculation of operating costs shall be 6.51%.

6.   Tenant Improvements: Landlord will provide a tenant improvement allowance
     -------------------
     of $52,520. All tenant improvements will be according to a mutually acceptable space plan and tenant work items to be attached to this Amendment as "Exhibit B".

7.   Option: Raifman and Edwards is hereby given an option subordinate to the
     ------
     option which GCI San Francisco, formerly known as Jennings & Co., has to lease the approximately 6,690 rentable square feet known as Suite 400 currently occupied by GCI San Francisco. Should GCI fail to exercise their option by 12/31/97, Raifman and Edwards will then have an option to take the entire 6,690 rentable square feet; but must exercise the option by notice in writing delivered to Landlord on or before 2/1/98. Rate and terms in the form of a fully executed lease amendment must be agreed to no later than 2/28/98.

     All other terms and conditions of the above referenced lease shall remain in full force and effect.

ACCEPTED AND AGREED:

Landlord                                     Tenant
Persis Corporation                           Raifman & Edwards LLP

By: /s/ Paul I. deVille                      By: /s/ Signature Illegible
    Paul I. deVille, President                   Date 3/28/97

    Date 4-14-97                             By: /s/ Signature Illegible
                                                 Date 74/8/9

                             CONSENT TO ASSIGNMENT

     Without releasing BIDCOM, INC., a California corporation ("Assignor"), from its obligations under that certain Office Lease dated July 31, 1998 (the "Lease"), executed by and between Assignor and the undersigned Landlord, PERSIS CORPORATION, a Hawaii corporation ("Landlord"), Landlord hereby consents to the assignment of the Lease by Assignor to MEDIAPLEX CORPORATION, a California corporation ("Assignee"), on the terms and conditions set forth in the foregoing Lease Assignment Agreement. Landlord represents and warrants to Assignee, as follows: (i) Assignor is not in default of any of its obligations under the Lease, and Landlord knows of no event or present condition, which, with the passing of time or otherwise, could give rise to an event of default under the Lease on the part of Assignor; (ii) Landlord is not in default of any of its obligations under the Lease and Landlord knows of no event or present condition, which, with the passing of time or otherwise, could give rise to an event of default under the Lease on the part of Landlord; and (iii) To the best of Landlord's knowledge, Assignor has not previously assigned any interest in the Lease or the Premises to any party. The consent of Landlord set forth herein shall apply to the foregoing assignment only, and shall not be construed as consent to any further assignment or sublease of the Lease and/or the Premises.

     Executed this _______ day of February, 1999, at San Francisco, California.


                                              LANDLORD:

                                              PERSIS CORPORATION,
                                              a Hawaii corporation

                                              /s/ Paul I. deVille
                                              By: Paul I. deVille
                                              Its: President

                              PERSIS CORPORATION
                              131 STEUART STREET
                           SAN FRANCISCO, CALIFORNIA

                                 OFFICE LEASE

                            BASIC LEASE INFORMATION

     Date:               July 31, 1998

     Landlord:           Persis Corporation


     Tenant:             Bidcom, Inc.


Exhibit A                Premises:    131 Steuart Street, Suite 400
                                      San Francisco, CA 94105

Section 1.5              Net Rentable Area of Premises: 6,690 square feet

Section 1.10             Tenant's Proportionate Share: 9.05%

Section 1.11             Term: 60 Months

Section 2                Scheduled Term Commencement Date: August 1, 1998

Section 2                Term Expiration Date: July 30, 2003

Section 3.1(a)           Basic Rent:  ANNUAL        MONTHLY
                         Year 1:      $227,460.00   $18,955.00
                         Year 2:      $234,150.00   $19,512.50
                         Year 3:      $240,840.00   $20,070.00
                         Year 4:      $247,530.00   $20,627.00
                         Year 5:      $254,220.00   $21,185.00

Section 3.2              Basic Operating Cost Base Year: 1998

Section 4 Security Deposit: $20,070.00 With a irrevocable Letter of Credit through Silicon Valley Bank made out to Persis Corporation and made open through August 31, 2003

Section 23               Broker: Colliers International (Landlord)
                                 B.T. Commercial (Tenant)

Section 25               Tenant's Address for Notices:
                         Bidcom, Inc.
                         131 Steuart Street, Suite 400
                         San Francisco, CA 94105

Section 25               Landlord's Address for Notices:
                         Persis Corporation
                         P.O. Box 3110
                         Honolulu, HI 96802-3110
                         Attn: Paul DeVille

EXHIBIT(S) AND ADDENDUM:

     Exhibit A - Premises/Floor Plan(s)
     Exhibit B - Work Letter Agreement - See Addendum
     Exhibit C - Rules and Regulations
     Exhibit D - Addendum

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

                                         LANDLORD: PERSIS CORPORATION

                                         By: /s/ Paul de Ville
                                                 Paul de Ville
                                         Its: _________________________________
                                                        President

                                         TENANT: BIDCOM, INC.

                                         By: /s/ Signature Illegible

                                         Its: _______________________________
                                                        President

                           LEASE ASSIGNMENT AGREEMENT

This Lease Assignment Agreement (the "Assignment Agreement"), which is dated for reference purposes only on February 19, 1999, is made by and between BIDCOM, INC., a California corporation, whose address is One Market Plaza ("Assignor") and MEDIAPLEX, a California corporation; whose address is 131 Steuart Street, Suite 400, San Francisco, California, 94105 ("Assignee"), who agree as follows;

                                    RECITALS

     A. Assignor is a party to that certain Office Lease, dated July 31, 1998 (the "Lease"); in effect by and between Assignor and PERSIS CORPORATION, a Hawaii corporation, whose address is P.O. Box 3110, Honolulu, Hawaii, 96802-3110 ("Landlord"). A copy of the Lease is attached hereto as Exhibit "A" and incorporated herein by reference;

     B. Under the terms of the Lease, Assignor has leased from Landlord Suite 400, consisting of approximately six thousand six hundred ninety (6,690) net rentable square feet of floor area (the "Premises"), within that certain real property, and the improvements thereon, located in the City and County of San Francisco, California, at 131 Steuart Street (the "Building"), as more particularly described in the Lease;

     C. Assignor desires to assign to Assignee all of Assignor's right, title, and interest in and to the Lease and the Premises, and Assignee desires to accept such assignment and to assume all of Assignor's duties and obligations under the Lease, on the following terms and conditions:

                                   AGREEMENT

     1.  The Effective Date. The effective date of this Assignment Agreement
         ------------------
(the "Effective Date") shall be the later to occur of the following dates: (i) March 1, 1999; or (ii) the date upon which Assignor delivers actual possession of the Premises to Assignee.

     2.  Assignment of Lease and Premises. Subject to the terms of this
         --------------------------------
Assignment Agreement; effective on the Effective Date, Assignor hereby assigns to Assignee all of Assignor's right, title and interest, in and to the Lease and the Premises, including, without limitation, the following: (i) Assignor's right to the quiet use and enjoyment of the Premises, and (ii) Assignor's right to receive repayment of the security deposit, and Assignee accepts such assignment.

     3.  Assumption of Lease. In connection with the foregoing assignment,
         -------------------
commencing on the Effective Date, Assignee hereby assumes and agrees to perform, all of the duties, debts, and obligations of Assignor arising under the Lease, including, without limitation, the following: (i) all obligations to pay rent; and (ii) all non monetary obligations, including, without limitation, all restrictions upon the use of the Premises. If the Effective Date should be a day other than the first day of any calendar month, Assignee shall immediately reimburse to Assignor, Assignee's pro rata share of the rent paid by Assignor for such month based upon a thirty (30) day month.

     4.  Reimbursement of the Original Security Deposit. Upon execution of this
         ----------------------------------------------
Assignment Agreement, Assignee shall cause to be issued an irrevocable letter of credit ("LC") in the name of Landlord, which shall be in the same form, substance and amount as the LC which is presently in place on behalf of Assignor in accordance with Section 4 of the Lease.

     5.  Acknowledgment of Assignment by Assignor. Assignor represents and
         ----------------------------------------
warrants to Assignee, that, to the best of Assignor's knowledge, without investigation: (i) Assignor is not in default of any of its obligations under the Lease, and Assignor knows of no event or present condition, which, with the passing of time or otherwise, could give rise to an event of default under the Lease on the part of Assignor; (ii) Landlord is not in default of any of its obligations under the Lease and Assignor knows of no event or present condition, which, with the passing of time or otherwise, could give rise to an event of default under the Lease on the part of Landlord; and (iii) Assignor has not previously assigned any interest in the Lease or the Premises to any party.

     6.  No Release of Assignor. This Assignment Agreement shall not be
         ----------------------
construed to release or relieve Assignor from any obligations owed to Landlord under the terms of the Lease, as it may be amended from time to time, unless Landlord separately agrees, in writing, to release Assignor from Assignor's obligations under the Lease. Landlord may proceed against Assignor and/or Assignee, or either of them, directly and independently of any action against the other.

     7.  Assignor's Remedies. Assignee shall indemnify and hold Assignor free
         -------------------
and harmless from any claims, judgment, injury, loss, or damage, of any nature whatsoever, including, without limitation, attorneys' fees and costs of suit, that may be incurred by Assignor as the result of any event of default under the Lease or this Assignment Agreement on the part of Assignee, or its officers, directors, shareholders, employees, contractors and agents, or their successors. In connection with the foregoing, Assignee hereby assigns and transfers to Assignor all of Assignee's right, title, and interest in and to the Lease and the Premises as security for the faithful performance by Assignee of Assignee's obligations under the Lease and this Assignment Agreement; provided however, that until an event of default shall occur under the Lease for which Assignor may become (or remains) liable, Assignee shall have and enjoy all rights as tenant under the Lease. In addition to any other rights or remedies possessed by Assignor under this Assignment Agreement, the Lease, or by law, in the event of the breach by Assignee of any of its obligations under the Lease and/or this Assignment Agreement, Assignor may exercise any right or remedy possessed by Landlord under the Lease in the event of a default by tenant under the Lease, including, without limitation, terminating Assignee's right to possession of the Premises. This right is given as a security interest only and shall not be construed to place Assignor into actual or constructive possession of the Premises.

     8.  Security Deposit. Upon execution of this Assignment Agreement, Assignee
         ----------------
shall deposit with Assignor an additional security deposit in the amount of $20,070.00 (the "Additional Security Deposit"). The Additional Security Deposit may be applied, at Assignor's discretion, against any obligation incurred by Assignee in connection with the Lease and/or this Assignment Agreement that is not timely paid or performed (as the case may be), including the payment of Rent, the repair of any damage that is Assignee's responsibility, and all other obligations of Assignee under the Lease and this Assignment Agreement. If Assignor debits the Additional Security Deposit, or any portion thereof, Assignor shall notify Assignee of the occurrence and amount of the debit, and Assignee shall promptly pay to Assignor the amount necessary to restore the Additional Security Deposit to the original amount of the Additional Security Deposit. Failure of Assignee to pay the amount necessary to restore the Additional Security Deposit to its original amount within seven (7) days shall be an event of default under this Assignment Agreement. Assignor shall have the right, but not the obligation, to accept another form of security for Assignee's obligation under the Lease. Assignor shall repay the Additional Security Deposit, or so much thereof as shall be remaining, without interest, to Assignee upon the earlier to occur of the following: (i) Landlord's full and unconditional release of Assignor from all debts and obligations under the Lease; or (ii) the full and complete performance of all of Assignee's obligations under the Lease and this Assignment Agreement.

     9.  Notices. Assignee shall forward to Assignor, immediately upon receipt
         -------
thereof, copies of any and all notices received by Assignee from Landlord or from any governmental authority relating to Assignee's use and/or occupancy of the Premises. Assignee shall forward to Assignor immediately, upon delivery thereof, copies of any and all notices sent by Assignee to Landlord or to any governmental authority relating to Assignee's use and/or occupancy of the Premises.

     10. Attorneys' Fees. If any legal action, including submission to
         ---------------
arbitration by agreement of the parties or in compliance with statute, is instituted by any party hereto for damages or to interpret or enforce any of the terms or provisions of this Agreement, the prevailing party shall be entitled to recover its reasonable attorneys' fees in addition to such other recoverable costs and damages as may be awarded.

     Executed as of the date first above written.

     ASSIGNOR:                                ASSIGNEE

     BIDCOM, INC.,                            MEDIAPLEX, INC.
     a California corporation                 a California corporation

          /s/ Betty Yamanaka                       /s/ Jon E. Edwards
     By:  Betty Yamanaka                      By:  Jon E. Edwards
     Its: CFD                                 Its: President

June 14, 1999

Ms. Betty Yamanaka
BIDCOM, Inc.
201 Mission Street, Suite 2900
San Francisco, CA 94105

Mr. Jon Edwards
Mr. Gregory Raifman
MediaPlex, Inc.
131 Steuart Street, #400
San Francisco, CA 94105

RE: Assignment of Lease for 131 Steuart Street, Suite 400, San Francisco

Dear Betty, Jon & Gregory;

This letter will serve to memorialize the effective date of the assignment of lease for the above referenced property. BIDCOM, Inc. vacated the premises on May 31, 1999 and MediaPlex took possession of Suite 400 on June 1, 1999.

Please confirm your understanding and agreement of the above, by signing below and returning an original copy back to me for my files. Fully executed copies will be returned to both parties.

Please feel from to call me if you should have any questions.

Sincerely,

Jones Lang ?? California, Inc.
Wilma T. Vanson
Property Manager

UNDERSTOOD AND AGREED  UNDERSTOOD AND AGREED
By: BIDCOM, INC.  By: MediaPlex, Inc.


By:  /s/ Betty Yamanaka                       By:______________________________

Its: CFO                                      Its:_____________________________

                                              By:______________________________

                                              Its:_____________________________

                               PERSIS CORPORATION
                              131 STEUART STREET.
                           SAN FRANCISCO, CALIFORNIA

                                  OFFICE LEASE

                            BASIC LEASE INFORMATION


     Date:               July 31, 1998

     Landlord:           Persis Corporation

     Tenant:             Bidcom, Inc.

Exhibit A                Premises:  131 Steuart Street, Suite 400
                                    San Francisco, CA 94105

Section 1.5              Net Rentable Area of Premises: 6,690 square feet

Section 1.10             Tenant's Proportionate Share: 9.05%

Section 1.11             Term: 60 Months

Section 2                Scheduled Term Commencement Date: August 1, 1998

Section 2                Term Expiration Date: July 30, 2003

Section 3.1(a)           Basic Rent:      ANNUAL       MONTHLY
                         Year 1:          $227,460.00  $18,955.00
                         Year 2:          $234,150.00  $19,512.50
                         Year 3:          $240,840.00  $20,070.00
                         Year 4:          $247,530.00  $20,627.00
                         Year 5:          $254,220.00  $21,185.00

Section 3.2              Basic Operating Cost Base Year: 1998

Section 4                Security Deposit: $20,070.00 With a
                         irrevocable Letter of Credit through Silicon Valley Bank made out to Persis Corporation and made open through August 31, 2003

Section 23               Broker: Colliers International (Landlord)
                                 B.T. Commercial (Tenant)

Section 25               Tenant's Address for Notices:
                         Bidcom, Inc.
                         131 Steuart Street, Suite 400
                         San Francisco, CA 94105

Section 25               Landlord's Address for Notices:
                         Persis Corporation
                         P.O. Box 3110
                         Honolulu, HI 96802-3110
                         Attn: Paul DeVille

EXHIBIT(S) AND ADDENDUM:

     Exhibit A - Premises/Floor Plan(s)
     Exhibit B - Work Letter Agreement - See Addendum
     Exhibit C - Rules and Regulations
     Exhibit D - Addendum

The provisions of the Lease identified above in the margin are those provisions where references to particular Basic Lease Information appear. Each such reference shall incorporate the applicable Basic Lease Information. In the event of any conflict between any Basic Lease Information and the Lease, the latter shall control.

                                              LANDLORD: PERSIS CORPORATION

                                              By: /s/ Paul de Ville
                                                      Paul de Ville

                                              Its:______________________________
                                                           President



                                              TENANT: BIDCOM, INC.

                                              By: /s/ Signature Illegible

                                              Its: _____________________________
                                                           President

                              TABLE OF CONTENTS

DEFINITIONS                                                   1
-----------
TERM                                                          3
----
RENT                                                          3
----
SECURITY DEPOSIT                                              6
----------------
IMPROVEMENT OF THE PREMISES                                   7
---------------------------
USE                                                           7
---
UTILITIES AND SERVICES                                        7
--------------------
REPAIRS AND MAINTENANCE                                       9
---------------------
ALTERATIONS                                                  10
-----------
ENTRY BY LANDLORD                                            11
-----------------
INSURANCE                                                    12
---------
INDEMNITY                                                    13
---------
ASSIGNMENT AND SUBLETTING                                    14
-------------------------
DAMAGE                                                       17
------
CONDEMNATION                                                 19
------------
SUBORDINATION                                                20
-------------
DEFAULT                                                      21
-------
SIGNS                                                        23
-----
RULES AND REGULATIONS                                        23
---------------------
COMPLIANCE WITH REGULATIONS                                  23
---------------------------
SELF-HELP                                                    23
---------
ATTORNEYS' FEES                                              24
---------------
BROKERAGE                                                    24
---------
QUIET ENJOYMENT                                              24
---------------
NOTICES                                                      24
-------

HOLDING OVER                                                 25
------------
TRANSFERS BY LANDLORD                                        25
---------------------
TENANT'S REMEDIES                                            25
-----------------
MISCELLANEOUS                                                26
-------------

     Exhibit A - Premises/Floor Plan(s)

     Exhibit B - Work Letter Agreement - See Addendum

     Exhibit C - Rules and Regulations

     Exhibit D - Addendum

                                  OFFICE LEASE

THIS LEASE, is executed this 31st day of July, 1998 by and between The Persis Corporation, a Hawaii corporation (hereinafter referred to as "Landlord"), and Bidcom, Inc., a California corporation (hereinafter referred to as "Tenant");

                                  WITNESSETH:

     WHEREAS, Landlord is the owner of that certain real property (the "Land") and the buildings and certain other improvements which are being or have been constructed thereon located and addressed at 131 Steuart Street, San Francisco, California (collectively, the "Property").

     WHEREAS, Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, that portion of the Building specified in the Basic Lease Information, as more particularly described on the Floor Plan(s) attached hereto as Exhibit A (the "Premises").

     NOW, THEREFORE, Landlord hereby leases the Premises to Tenant, and Tenant hereby leases the Premises from Landlord, for the term, at the rent, and upon and subject to the terms and conditions hereinafter set forth. Landlord reserves to itself the use of the roof, exterior walls, Common Areas (as hereinafter defined), and the area above and below the Premises together with the right to install, maintain, use, repair and replace pipes, lines, ducts, pumps, conduits, wires, transformers, glazing and structural elements now or in the future leading through the Premises and which serve other parts of the Building.

     This Lease is subject to any and all existing encumbrances, conditions, rights, covenants, easements, restrictions and rights of way of record, and other matters of record, if any, applicable zoning and building laws, regulations and codes, and such matters as may be disclosed by inspection or survey.

1.   Definitions. Certain terms used herein shall have the following meanings:
     -----------

1.1. "Building" shall mean the buildings located at 131 Steuart Street, San
      --------
     Francisco, California.

1.2. "Building Standard Improvements" shall mean those improvements which are
      ------------------------------
     to be installed by Landlord, if any, at its expense in the Premises or for which a credit is to be given pursuant to the Work Letter Agreement attached hereto as Exhibit B.

1.3. "Common Areas" shall mean the areas on individual floors devoted to
      ------------
     corridors, fire vestibules, elevator foyers, lobbies, electric and telephone closets, restrooms, mechanical rooms, janitor closets and other similar facilities for the benefit of all tenants (or invitees) on the particular floor and shall also mean those areas of the Building devoted to mechanical and service rooms servicing more than one floor or the Building as a whole.

1.4. "Holidays" shall mean New Year's Day, President's Day, Memorial Day,
      --------
     Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

1.5. "Net Rentable Area" shall mean the area or areas of space within the
      -----------------
     Building determined as follows: (i) Net Rentable Area on a single tenancy floor is determined by measuring from the inside surface of the outer glass and extensions of the plane thereof in non-glass areas to the inside surface of the opposite outer glass and extensions of the plane thereof in non-glass areas and shall include all areas within the outside walls, excluding vertical penetrations such as building stairs, elevator shafts, flues, vents, stacks, pipe shafts and vertical ducts; provided however, vertical penetrations which are for the specific use of Tenant, such as special stairs or elevators, shall be included as Net Rentable Area, and (ii) Net Rentable Area for a partial floor shall include all space within the demising walls (measured from the mid-point of demising walls and in the case of exterior walls, measured as defined in (i) above, plus Tenant's share of any Common Areas on such floors attributable to such space. No deductions from Net Rentable Area shall be made for columns or projections in the Building. Tenant acknowledges that it has been given an opportunity to independently verify the amount of Net Rental Area in the Premises calculated on the basis of the foregoing definition and whether or not Tenant has undertaken such verification Tenant and Landlord hereby stipulate that for all purposes hereof the amount of Net Rentable Area in the Premises shall be the amount stated in the Basic Lease Information. Net rentable area equals usable area plus twenty percent (20%) load factor.

1.6.  "Rent" shall mean Basic Rent, Gross Rent and Additional Rent. "Gross Rent"
       ----                                                          ----- ----
      shall mean Basic Rent plus Tenant's Proportionate Share of Basic Operating Cost increases determined pursuant to Section 3.2. "Additional Rent"
                                                          ---------- ----
      shall mean all amounts payable to Landlord under this Lease other than Gross Rent and Basic Rent, whether or not characterized as Rent under this Lease including but not limited to late charges, administrative fees and interest payable pursuant to Section 3.1(d).

1.7.  "Substantial Completion" shall mean (and the Premises shall be deemed
       ----------- ----------
      "Substantially Complete") when architect shall have issued a certificate of substantial completion with respect to the Premises or that portion of the Building within which they are contained, whether or not Substantial Completion of the Building itself shall have occurred. Substantial Completion shall be deemed to have occurred notwithstanding a requirement to complete "punchlist" or similar corrective work.

1.8.  "Tenant's Extra Improvements" shall mean those improvements which are to
       -------- ----- ------------
      be installed in the Premises at Tenant's expense pursuant to the Work Letter Agreement attached hereto as Exhibit B.

1.9.  "Tenant's Improvements" shall mean Building Standard Improvements and
       -------- ------------
      Tenant's Extra Improvements.

1.10. "Tenant's Proportionate Share" shall mean the percentage which the Net
       -------- ------------- -----
      Area of the Premises bears to the Net Rentable Area of the Building; provided that if the Building is greater than 90% occupied, Tenant's Proportionate Share shall mean the percentage which the Net Rentable Area of the Premises bears to the occupied space in the Building.

1.11. "Term" shall mean a period commencing with the Term Commencement Date and
       ----
      ending on the Term Expiration Date specified on the Basic Lease Information sheet as such Term Expiration Date may be extended. The Scheduled Term Commencement Date specified on the Basic Lease Information sheet represents the parties' estimate of the Term Commencement Date. The Term Commencement Date shall be confirmed pursuant to Section 2 hereof.

1.12. "Term Commencement Date" shall mean the date when the Term commences as
       ---- ------------ ----
      determined pursuant to Section 2 hereof.

      The terms on the Basic Lease Information sheet shall have the definitions set forth above. The information on such sheet is incorporated herein by this reference.

2.   Term. The Term shall commence upon Substantial Completion of the Premises
     ----
     which the parties expect to occur on the Scheduled Term Commencement Date and, except as otherwise provided herein or in any exhibit or addendum hereto, shall continue in full force until the Term Expiration Date. If the Premises are not Substantially Complete by the Scheduled Term Commencement Date for any reason, Landlord shall not be liable for any claims, damages or liabilities in connection therewith or by reason thereof, but the Term Commencement Date shall be the day when the Premises are Substantially Complete. If Substantial Completion occurs prior to the Scheduled Term Commencement Date, Tenant shall take occupancy and the Term shall commence. If Landlord is installing Tenant's Improvements, Landlord agrees to use best efforts to provide Tenant with such notice as circumstances reasonably allow of the date when Landlord expects to achieve Substantial Completion, based upon the progress of the work. Should the Term Commencement Date be a date other than the Scheduled Term Commencement Date, either Landlord or Tenant, at the request of the other, shall execute, an amendment to the Lease specifying the Term Commencement Date. Tenant's obligation to pay Rent shall commence upon the Term Commencement Date (except as expressly otherwise provided herein with respect to obligations arising earlier).

3.   Basic Rent.
     ----- ----

     3.1. Basic Rent.
          ----- ----

          (a) Tenant agrees to pay to Landlord, as Basic Rent for the Premises during the Term of this Lease, the sum set forth in the Basic Lease Information, payable in advance in monthly installments as set forth in the Basic Lease Information on or before the first day of each calendar month during the Term hereof. Said Basic Rent shall be subject to adjustment as provided in subsection
                (b) of this Section 3.1, and shall be in addition to all other amounts required to be paid by Tenant pursuant to the provisions of this Lease.

          (b) If the Term commences on a date other than the first day of a calendar month, Basic Rent for the period from the Term Commencement Date through the last day of the calendar month in which the Term commences shall be prorated on the basis of a thirty-day month, and Basic Rent for the first full or fractional month of the Term of this Lease shall be payable on the Term Commencement Date. In the event the Term Expiration Date falls on a day other than the last day of the calendar month, Basic rent for the period from the first day of the last calendar month of the Term to the end of the Term shall be prorated on the basis of a thirty-day month.

          (c) Rent due under this Lease shall be paid, without deduction or offset, and without prior notice or demand, to Landlord at the address specified for notices on the Basic Lease Information sheet, or at such other address as Landlord may from time to time specify by written notice to Tenant. All amounts of money (i.e., Rent) payable by Tenant to Landlord hereunder, if not paid when due, shall bear simple interest from the due date until paid at the lesser of fifteen percent (15%) on an annual basis or the maximum rate allowed by law. Tenant shall also pay to Landlord a fee in the amount of five percent (5%) of the overdue amount for the administrative cost caused by Tenant's failure to pay the Basic Rent or the Additional Rent payable pursuant to Section 3.2(b) below on time if such overdue amount is not paid within five (5) days of the date it is due.

3.2. Basic Operating Cost Adjustment.
     -------------------------------

     (a) For the purposes of this Section 3.2, the following Terms are defined as follows:

          "Lease Year": Each calendar year of the Term.
           ----------

          "Basic Operating Cost Base": The Basic Operating Cost Base Year shall
           -------------------------
          mean the year set forth in the Basic Lease Information.

          "Basic Operating Cost": All costs and expenses of the nature
           --------------------
          hereinafter described, incurred in connection with ownership and operation of the Building and such additional facilities now and in subsequent years as may be determined by Landlord to be necessary to the Building. All costs and expenses shall be determined in accordance with generally accepted accounting principles which shall be consistently applied (with accruals appropriate to Landlord's business). Basic Operating Cost as used herein shall mean all expenses and costs but not specific costs which are separately billed to and paid by specific tenants) of every kind and nature which Landlord shall pay or become obligated to pay because of or in connection with the management and operation of the Building and supporting facilities of the Building, including but not limited to the following:

          (1) Wages, salaries and related benefits of all employees engaged in management, operation, maintenance or security of the Building; employer's Social Security taxes, unemployment taxes or insurance, payroll taxes and any other taxes which may be levied on such wages and salaries; uniforms of Landlord's service, security and maintenance personnel; the cost of disability and hospitalization insurance and workers' compensation and pension or retirement and all other benefits for such employees; and the costs of maintaining and operating building management offices, if any.

          (2) All supplies, small tools and materials used in operation and maintenance of the Building.

          (3) Cost of all utilities and communications services, including water and power, sewer and other waste disposal, heating, lighting, air conditioning and ventilating for the entire Building.

          (4) Cost of all repair, maintenance, security, janitorial and other services for the Building or for equipment therein, including, without limitation, alarm and/or guard service, life safety, window cleaning, scaffold maintenance, and elevator and/or escalator maintenance, and computer operations for the basic building systems.

          (5) Cost of all insurance applicable to the Building, including, but not limited to, fire, earthquake, casualty, extended coverage risk, vandalism and malicious mischief, boiler and pressure apparatus insurance, war damage, catastrophe excess, rent abatement or rent interruption insurance, public liability insurance, and any other types of insurance that a prudent owner of similar property would maintain on the Building, all personnel engaged in its management, maintenance and operation, and Landlord's personal property used in connection therewith (the enumeration of such coverages not imposing upon Landlord the duty or obligation to maintain them), as well as casualty losses not covered by such insurance due to the deductible provisions contained therein.

          (6) Cost of all accounting (including cost of certified public accountants), legal or other professional fees incurred in connection with the operation of the Building.

          (7) A reasonable fee to Landlord or its agent for general overhead, management and other services. Management fees not to exceed five percent (5%) of building's total revenue.

          (8) Cost of repairs and replacements (other than capital improvements) and general maintenance, including, without limitation, landscaping and all costs of periodic relamping and reballasting of fluorescent fixtures with respect to the Building.

          (9) All maintenance costs relating to public and service areas of the Building, including (but without limitation) sidewalks, landscaping, service areas, mechanical rooms and Building exteriors.

          (10) All taxes, service payments in lieu of taxes, occupancy fees, annual or periodic license or use fees, excises, transit charges, housing fund assessments, assessments, levies, fees or charges, general and special, ordinary and extraordinary, unforeseen as well as foreseen, of any kind which are assessed, levied, charged, confirmed, or imposed by any public authority upon the Building, its operations or the Rent (or any portion or component thereof), except (i) inheritance or estate taxes imposed upon or assessed against the Building, or any part thereof or interest therein, and (ii) taxes computed upon the basis of the net income derived from the Building by Landlord or the owner of any interest therein. In no event will any increase in property tax as a result of the sale or transfer of the building be passed-through as an "Operating Expense".

     (11) Amortization (together with reasonable financing charges) of capital improvements made to the Building subsequent to the Term Commencement Date which will improve the operating efficiency of the Building or which may be required by governmental authorities.

     (b) If the amount of the Basic Operating Cost paid or incurred by Landlord for any calendar year during the Term of this Lease on account of the operation or maintenance of the Building is in excess of the Basic Operating Cost paid or incurred by Landlord in the Basic Operating Cost Base Year, then Tenant shall pay Tenant's Proportionate Share of such increase as Additional Rent. During the Term, Tenant shall pay to Landlord monthly in advance and every month during the Term, one-twelfth (1/12th) of the amount of such Additional Rent as reasonably estimated by Landlord in advance, to be due from the Tenant. In no event shall Tenant's share of Operating Cost increase more than five percent (5%) per year. Annually, as soon as is reasonably possible after the expiration of each calendar year, Landlord shall deliver to Tenant a statement, which statement shall be conclusive between the parties hereto, setting forth the Basic Operating Cost for the preceding calendar year and the amount of the Basic Operating Cost paid by Tenant as determined in accordance with the provisions of this
          Section 3.2. If the aggregate amount of the estimated Basic

               Operating Cost payments made by Tenant in any calendar year should be less than Tenant's Proportionate Share of the increase in Basic Operating Cost for such calendar year, then Tenant shall pay to Landlord as Additional Rent upon demand the amount of such deficiency. If the aggregate amount of such estimated Basic Operating Cost payments made by Tenant in any calendar year should be greater than Tenant's Proportionate Share of Basic Operating Cost due for such year under this section 3.2, then, should Tenant not be otherwise in default hereunder, the amount of such excess will be applied by Landlord to the next succeeding installments of such Basic Operating Cost due hereunder; and if there is any such excess for the last year of the Term, the amount thereof will be refunded by Landlord to Tenant on the Term Expiration Date, provided Tenant has vacated the Premises and is not otherwise in default under the Terms of this Lease.

               In the event the Term Commencement Date or Term Expiration Date occurs on a day other than January 1, or ends on a day other than December 31, Tenant's Proportionate Share of Basic Operating Cost increases for such partial calendar year shall be appropriately prorated so that Tenant shall pay Tenant's Proportionate Share of Basic Operating Cost increases only for the portion of the calendar year falling within the Term.

               Note: Operating expense shall exclude costs attributable to other building tenants, including tenant improvements, commissions, legal and auditing fees.

     3.3. Costs Attributable Solely to Tenant. In addition to the payment of
          -----------------------------------
          Tenant's Proportionate Share of Basic Operating Cost, Tenant shall also pay as Additional Rent, from time to time and when and as incurred by Landlord, costs and/or expenses incurred by Landlord cost which is properly attributable to the Premises as relating to Tenant's use and occupancy of the Premises as distinguished from Basic Operating Cost for the Building as a whole, whether such costs and/or expenses arise as a result of Tenant's Extra Improvements, real property or personal property taxes on Tenant's Extra Improvements or Tenant's fixtures or personal property, use of services in excess of those provided by Landlord hereunder, Landlord's curing defaults pursuant to Section 21, or otherwise.

     3.4. Net Lease. It is the intent of the parties that this Lease be, and the
          ---------
          same shall be, absolutely net to Landlord and that Tenant shall pay all costs and expenses relating to the Premises and the business conducted therein except as expressly provided in this Lease. Any amount or obligation herein relating to the Premises which is not expressly declared to be that of Landlord shall be deemed to be an obligation of Tenant to be paid by Tenant and/or performed by or at Tenant's expense.

4.   Security Deposit. Tenant has deposited with Landlord the sum specified in
     ----------------
     the Basic Lease Information (the "Security Deposit"). The Security Deposit shall be held by Landlord as security for the faithful performance by Tenant of all of the provisions of this Lease to be performed or observed by Tenant. If Tenant fails to pay the Rent or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of the Security Deposit for the payment of any Rent in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of the Security Deposit, Tenant shall within ten
     (10) days after demand therefor deposit cash with Landlord in an amount sufficient to restore the Security Deposit to the full amount thereof and Tenant's failure to do so shall be a material breach of this Lease. Landlord shall not be required to keep the Security Deposit separate from its general accounts. If Tenant performs all of its obligations hereunder, the Security Deposit, or so much thereof as has not theretofore been applied by Landlord, shall be returned, without payment of interest or other increment for its use, to Tenant or, at Landlord's option, to the last assignee, if any, of Tenant's interest hereunder) at the expiration of the Term hereof, and after Tenant has vacated the Premises. No trust relationship is created herein between Landlord and Tenant with respect to the Security Deposit. In the event the Building is sold, credit for the Security Deposit shall be transferred to the new owner. Tenant may issue an irrevocable letter of credit in Landlord's name for a bank approved by Landlord for the full amount of the Security Deposit for a term that expires no earlier than August 31, 2003.

5.   Improvement of the Premises. As promptly as practicable after the date of
     ---------------------------
     execution of this Lease, Landlord and Tenant shall undertake their respective obligations to prepare the Premises for occupancy by Tenant in accordance with the Work Letter Agreement attached hereto as Exhibit B.

6.   Use. The Premises shall be used for general office purposes only. Tenant
     ---
     shall at its own cost and expense obtain any and all licenses and permits necessary for any such use. Tenant agrees not to do or permit to be done in or about the Premises or the Building, nor to bring or keep or permit to be brought or kept in or about the Premises or the Building, anything which is prohibited by or will in any way conflict with any law, statute or governmental regulation, or which will in any way increase the existing rate of, cause the cancellation of, or otherwise affect fire or any other insurance on the Building or any of its contents. Tenant agrees not to do or permit to be done anything in, on or about the Premises or the Building which will in any way obstruct or interfere with the rights of other tenants or occupants of the Building, or injure or annoy them, or use or allow the Premises to be used for residential purposes or for any improper, immoral, unlawful or objectionable purpose. Tenant agrees not to cause, maintain or permit any nuisance in, on or about the Premises or the Building, erect any antennas, nor to use or permit to be used any loudspeaker or other device, system or apparatus which can be heard outside the Premises without the prior written consent of Landlord. Tenant agrees not to commit or suffer to be committed any waste in or upon the Premises. Tenant shall not operate or install any equipment within the Premises which will (i) injure, vibrate or shake the Premises or Building, (ii) compromise the structural integrity of the floor within the Premises or overload existing electrical systems or other mechanical equipment servicing the Premises or Building or (iii) impair the efficient operation of the sprinkler system (if any) or the heating or ventilation equipment (if any) servicing the Building. The provisions of this s Section 6 are for the benefit of Landlord only and shall not be construed to be for the benefit of any other tenant or occupant of the Building.

7.   Utilities and Services.
     ----------------------

     (a) Landlord shall make customary arrangements with public utilities and/or public agencies to furnish any electricity and water utilized in operating the facilities serving the Premises.

     (b) Landlord, select to reimbursement pursuant to Section 3.2 shall furnish Tenant during Tenant's occupancy of the Premises:

          (1) Domestic and cool water at those points of supply provided for general use of tenants in the Building; central heat and air conditioning in season, at such times as Landlord normally furnishes these services to other tenants in the Building and at such temperatures and in such amounts as are considered by Landlord to be standard or as may be limited or controlled by applicable laws, ordinances, rules and regulations;

          (2) Routine maintenance of all Common Areas and special service areas of the Building in the manner and to the extent deemed by Landlord to be standard, consistent with Class "A" office buildings in San Francisco;

          (3) Janitorial service on a five (5) day week basis, excluding Holidays; provided, however, that if Tenant's Extra Improvements are not consistent in quality and quantity with Building Standard Improvements, Tenant shall pay any extra cleaning and janitorial cost attributable thereto;

          (4) Electrical facilities comparable to those supplied in other first class office buildings in the vicinity of the Building to provide sufficient power for typewriters and other office machines of similar low electrical consumption, special lighting in excess of Building Standard Improvements, and any other item of electrical equipment which (singly) consumes more than .5 kilowatts per hour at rated capacity or requires a voltage other than one hundred twenty (120) volts single phase; and provided, however, that if the installation of such electrical equipment requires additional air conditioning capacity above that provided to the Building Standard Improvements or above standard usage of existing capacity, then the additional air conditioning installation and/or operating costs attributable thereto shall be paid by Tenant;

          (5) Initial lamps, bulbs, starters and ballasts used in the Premises; and

          (6) Public elevator service serving the floors on which the Premises are situated during Building hours of operation.

          (7) Tenants servers are housed in another facility, which meets special requirements for power and HVAC. Tenant's use of the premises to be consistent with normal office use by current standards.

     (c) Any heating, ventilation, air conditioning, electrical or elevator service provided by Landlord to Tenant other than during normal business days or normal business hours or on Saturdays, Sundays or Holidays shall be furnished upon the prior written request of Tenant and at Tenant's sole cost and expense.

     (d) If Tenant shall require electric current in excess of that usually furnished or supplied for use of the Premises as general office space, Tenant shall first procure the consent of Landlord to the use thereof and Landlord may cause a meter to be installed in the Premises, or Landlord shall have the right to cause a reputable independent electrical engineering or consulting firm to survey and determine the value of the electric service furnished for such excess electric current. The cost of any such survey or meters and of installation, maintenance and repair thereof shall be paid for by Tenant. Tenant agrees to pay to Landlord, promptly upon demand therefor, for all such electrical current consumed as well as an additional use charge calculated as a percentage of electrical current used as shown by said meters or by said survey at the rates charged for such services to the Building by the municipality or the local public utility, as the case may be, furnishing the same, plus any additional expense incurred in keeping account of the electric current so consumed.

     (e) Tenant covenants and agrees that at all times its use of electric current shall never exceed Tenant's Proportionate Share of the capacity of existing feeders to the Building or the risers or wiring installation. Any riser or risers or wiring to meet Tenant's excess electrical requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant if, in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the Building or Premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alternative repairs or expense or interfere with or disturb other tenants or occupants.

     (f) To the extent that Tenant shall require special or more frequent cleaning and janitorial service than that normally provided to tenants in the Building generally (hereinafter referred to as "Special Cleaning Service") Landlord shall upon reasonable advance notice by Tenant, furnish such Special Cleaning Service and Tenant agrees to pay Landlord, within ten (10) days of being billed therefor, Landlord's charge for providing such additional service.

          Special Cleaning Service shall include but shall not be limited to the following:

          (1) The cleaning and maintenance of Tenant's eating facilities, if any (All refuse and garbage to be removed by janitor must be placed in proper trash receptacles.)

          (2) The cleaning and maintenance of Tenant computer centers, including peripheral areas. (All refuse and garbage to be removed by janitor must be placed in proper trash receptacles.)

          (3) The cleaning and maintenance of special equipment areas, kitchen areas, private toilets and locker rooms, and large scale duplicating rooms.

          (4) The cleaning and maintenance in areas of special security such as storage vaults.

     (g) Landlord shall not be liable for damages or injuries to either person or property, including, but not limited to those arising from an interference with Tenant's business arising from the failure by Landlord to furnish such services or the cessation of such services. Landlord shall not be deemed to have evicted Tenant, nor shall there be any abatement of Rent, nor shall Tenant be relieved from performance of any covenant on its part to be performed hereunder, by reason of the unreasonable failure by Landlord to furnish the above described services or the cessation of such services due to causes or circumstances beyond the control of Landlord. Landlord shall use reasonable diligence to make such repairs as may be required to machinery or equipment within the Building to provide restoration of services and, where the cessation or interruption of service has occurred due to circumstances or conditions beyond the Building boundaries, to cause the same to be restored by diligent application or request to the provider thereof. Tenant acknowledges that one (1) month may be required after the Building is fully occupied in order to adjust and balance the climate control systems. Note: Rent to be abated for cessation of utilities for a period in excess of five (5) days or in excess of ten (10) business days for any calendar year.

8.   Repairs and Maintenance.
     -----------------------

     8.1. Landlord's Obligation to Repair. Subject to the other provisions of
          -------------------------------
          this Lease imposing obligations in this respect upon Tenant and to reimbursement pursuant to Section 3.2, Landlord shall repair, replace and maintain the external and structural parts of the Building which do not comprise a part of the Premises and are not leased to others, and janitor and equipment closets and shafts within the Premises designated by Landlord for use by it in connection with the operation and maintenance of the Building. Landlord shall perform such repairs, replacements and maintenance with reasonable dispatch, in a good and workmanlike manner: but Landlord shall not be liable for any damages, direct, or indirect or for damages for personal discomfort, illness or inconvenience of Tenant by reason of failure of such equipment, facilities or systems or reasonable delays in the performance of such repairs, replacements and maintenance, unless caused by the deliberate act or omission, or the active negligence of Landlord, its servants, agents, or employees. Notwithstanding the foregoing, Landlord shall not be liable for consequential damages or indirect damages arising by reason of failure of such equipment, facilities or systems or delays in the performance of such repairs, replacements and maintenance. Landlord to hire labor that is licensed, bonded and insured.

     8.2. Repairs Necessitated by Tenant's Act. Any damage to the Building
          ------------------------------------
          whatsoever, including but not limited to, windows, doors, floors, foundation, internal structures, elevators, boilers, engines, pipes or other apparatus used for the purpose of climate control of the Building or operating the elevators, water pipes, drainage pipes, electric lighting or other equipment of the Building, or roof or outside walls of the Building, damaged or destroyed through the negligence, carelessness or misuse of Tenant, its agents, employees or anyone permitted by it to be in the Building, or through it in any way, the cost of the necessary repairs, replacements or alterations shall be borne by Tenant who shall pay the same to Landlord as Rent forthwith on demand.

     8.3. Tenant's Obligation to Repair. Tenant at its cost and expense shall
          -----------------------------
          repair the Premises, including without limiting the generality of the foregoing, all interior partitions, doors, walls, windows, fixtures, Tenant's Improvements and any alterations in the Premises and any special mechanical and electrical equipment not a normal part of the Premises installed by or for Tenant, reasonable wear and tear and damage with respect to which Landlord has an obligation to repair as provided in Sections 14.1 and 15.6 only excepted: provided that, prior to making any repairs to the Premises that affect the base Building structural, electrical, or mechanical systems, Tenant shall obtain the consent of the Landlord, such consent not to be unreasonably withheld. Landlord may enter and view the state of repair and Tenant will repair in a good and workmanlike manner according to notice from Landlord in writing.

9.   Alterations.
     -----------

     9.1. Approval of Alterations. During the Term of this Lease, Tenant shall
          -----------------------
          not make any alterations, additions, or improvements to the Premises without first meeting the following requirements:

          (a) Prior to the commencement of any work, Tenant shall submit plans and specifications prepared by a licensed architect and/or structural engineer for Landlord's approval, and shall obtain any necessary governmental permits and deliver a copy thereof to Landlord;

          (b) In the event Landlord approves such plans and specifications, the alterations shall be made by a contractor designated by Landlord or a contractor chosen by Tenant and approved by Landlord;

          (c) Tenant shall provide satisfactory evidence of sufficient contractor's comprehensive general liability insurance covering Landlord, builder's risk insurance, and workmen's compensation insurance;

          (d) Tenant shall provide a performance and payment bond satisfactory in form and substance to Landlord;

          (e) Tenant shall provide such other security as Landlord may reasonably require to insure payment for the completion of all work free and clear of liens; and

          (f) Tenant shall give Landlord at least ten (10) business days' notice before commencing any work so that Landlord can post and record a notice of non-responsibility. All such alterations shall immediately become a part of the realty and belong to Landlord.

          (g) All of Tenant's contractors, subcontractors, employees, servants and agents must work in harmony with and shall not interfere with any labor employed by Landlord, or Landlord's contractors or by any other tenant or its contractors;

          (h) All core drilling, concrete cutting, demolition of partitions or removal of rubbish, shall be done between the hours of 7:00 p.m. and 6:00 a.m. Transportation of construction materials through Common Areas shall be done outside the Building's normal operating hours;

          (i) If any shutdown of plumbing, electrical, or air conditioning equipment becomes necessary in connection with the making of any alterations, Tenant shall notify Landlord and Landlord will reasonably determine when such shutdown may be made. Any such shutdown shall be done only if an agent or employee of Landlord is present. Tenant will reimburse Landlord for the expense of any such employee or agent. Tenant shall be fully responsible if any shutdown of plumbing, electrical or air conditioning equipment jeopardizes or invalidates any warranties covering the Building;

          (j) Any complaints by tenants of excess noise or odors are to be remedied immediately, or alteration operations are to cease until said noise or odors are abated;

          (k) Landlord expressly reserves the right to revoke its consent upon notice to Tenant in the event of the breach of any of the terms or conditions hereof, in which case all work on the alterations shall immediately cease to the extent directed by Landlord in such notice;

          (l) Tenant shall reimburse Landlord for any and all costs or expenses reasonably incurred by Landlord in connection with the alterations, including without limitation architectural or engineers' fees and attorneys' fees; and

          (m) Tenant shall provide Landlord with a cost and expense breakdown of the alterations.

     9.2. Mechanics' Liens. Any mechanics' lien filed against the Premises or
          ----------------
          the Building for work done by or materials furnished to Tenant or its agents shall be discharged by Tenant at its expense within twenty (20) days thereafter by the filing of the bond required by law, by payment, by satisfaction or otherwise. Failure to so discharge any such lien shall constitute a default hereunder.

     9.3. Improvements and Alterations Landlord's Property. All Tenant's
          ------------------------------------------------
          Improvements and all alterations made thereto and installed for Tenant shall be and remain Landlord's property, except Tenant's furniture, furnishings and trade fixtures, and shall not be removed without the written consent of Landlord. All goods, effects, personal property, business and trade fixtures, machinery and equipment owned by Tenant or installed at Tenant's expense in the Premises shall remain the personal property of Tenant and may be removed by Tenant at any time, and from time to time, during the Term of this Lease provided Tenant shall, in removing any such property, repair all damage to the Premises and the Building caused by such removal and restore the Premises to their original condition.

10.  Entry by Landlord: Landlord and Landlord's agents and representatives shall
     -----------------
     have the right to enter and inspect the Premises at any reasonable time with twenty-four (24) hour advance notice, which may be verbal, for the purpose of ascertaining the condition of the Premises, of exercising any right or performing any obligation of Landlord hereunder, or of exhibiting the Premises to prospective tenants, purchasers, mortgagees or insurers of Landlord's interest in the Building. In the case of emergency Landlord shall have the right to enter the Premises at any time; and, if Tenant is not present to permit such entry, Landlord may forcibly enter the Premises and any such entry shall not in any circumstances be construed or deemed to be a forcible or unlawful entry into or a detainer of the Premises or an eviction of Tenant, actual or constructive, from the Premises or any portion thereof. No entry by Landlord permitted hereunder shall be deemed a re-entry nor shall Tenant be entitled to compensation or abatement of Rent for any inconveniences nuisance or discomfort occasioned thereby.

11.  Insurance
     ---------

     11.1. Tenant's Insurance. During the term hereof, Tenant shall, at its own
           ------------------
           cost and expense, provide and keep in force the following insurance:

           (a) Comprehensive public liability insurance for the mutual benefit of Landlord and Tenant against claims for bodily injury, death or property damage occurring in or about the Premises (including, without limitation, bodily injury, death or property damage resulting directly or indirectly from or in connection with any change, alteration, improvement or repair thereof), with a limit of not less than $2,000,000 combined single limit bodily injury and property damage. Not more frequently than each three (3) years, if, in the opinion of any mortgagee of Landlord or of the insurance broker retained by Landlord, the amount of public liability and property damage insurance coverage at that time is not adequate, Tenant shall increase the insurance coverage as required by either any mortgagee of Landlord or Landlord's insurance broker. Said insurance shall insure performance by Tenant of the indemnity provisions of Section 12 hereof;

           (b) All Risk Replacement Cost insurance with Agreed Amount Endorsement covering the Premises and upon property of every description and kind owned by Tenant and for Tenant's Special Improvements and personal property located in the Premises in an amount equal to 100% of the full replacement value thereof, which value shall be determined every two (2) years by an insurance appraiser mutually satisfactory to Landlord and Tenant;

           (c) At Landlord's option, business interruption or use and occupancy insurance with proceeds payable to Landlord and any mortgagee of Landlord, if any, to the extent of Landlord's loss in an amount equal to 100% of the Rent for a period of one year, but the purchase of such insurance shall not relieve Tenant from the primary obligation to pay Rent as required hereunder; provided, however, that Tenant shall not be required to pay any Rent to the extent of the proceeds of any such insurance actually received by Landlord or Landlord's mortgagee;

           (d)  Worker's compensation insurance to the extent required by law;
                and

           (e) Such other insurance, in such amounts as may from time to time be reasonably requested by Landlord or any mortgagee of Landlord, against other insurable hazards which at the time are reasonably available at reasonable cost and commonly incurred against in the case of premises or buildings similarly situated, with due regard to the height and the type of the Premises or the Building, its construction, use and occupancy, including, but not limited to, war damage and boiler insurance if there is a boiler servicing the Premises.

     11.2. Form of Insurance. The aforesaid insurance shall name Landlord and
           -----------------
           Tenant as co-insured and shall be with companies and in form, substance and amount (where not stated above) satisfactory to Landlord and any mortgagee of Landlord, and shall contain the insurer's waiver of subrogation clause against Landlord and standard mortgage clause satisfactory to Landlord and any mortgagee of Landlord. The aforesaid insurance shall not be subject to cancellation or modification except after at least thirty
           (30) days' prior written notice to Landlord and any mortgagee of Landlord. Certified copies of the insurance policies, or at the option of Landlord certificates of such coverage, together with satisfactory evidence of payment of premiums thereon, shall be delivered to Landlord at the commencement of the Term hereof; and renewals of such policies shall be so delivered not less than thirty
           (30) days prior to the end of the term of each such coverage.

     11.3. Cancellation of Insurance. If any insurance policy carried by
           -------------------------
           Landlord, shall be canceled or cancellation shall be threatened or the coverage thereunder reduced or threatened to be reduced, in any way by reason of the use or occupation of the Premises or any part thereof by Tenant or by any assignee or sub-tenant of Tenant or by anyone permitted by Tenant to be upon the Premises and, if Tenant fails to remedy the condition giving rise to cancellation, threatened cancellation or reduction of coverage within forty-eight (48) hours after notice thereof, Landlord may enter upon the Premises and attempt to remedy such condition and Tenant shall forthwith pay the cost thereof to Landlord as Rent. Landlord shall not be liable for any damage or injury caused to any property of Tenant or of others located on the Premises as a result of such entry. In the event that Landlord shall be unable to remedy such condition, then Landlord shall have all of the remedies provided for in the Lease in the event of a default by Tenant. Notwithstanding the foregoing provisions of this Section 11.3, if Tenant fails to remedy as aforesaid, Tenant shall be in default of its obligation hereunder and Landlord shall have no obligation to attempt to remedy such default.

12.  Indemnity
     ---------

     12.1. Landlord's Exculpation and Limited Liability. Landlord, its
           --------------------------------------------
           employees, agents, contractors, and representatives shall not be liable to Tenant or Tenant's agents, employees, contractors, or representatives and Tenant waives all claims against Landlord for any injury to or death of any person or for loss of use of or damage to or destruction of property in or about the Premises or Building by or from any cause whatsoever, including without limitation earthquake or earth movement, gas leak, fire, oil spills or contamination, electricity or leakage from the roof, walls, basement or other portion of the Premises or Building, theft, act of God, acts of the public enemy, riot, strike, insurrection, war, court order, requisition or order of governmental body or authority, repairs or alterations of any part of the Building or failure to make any such repair except to the extent attributable to the negligent or willful acts of Landlord, its agents, contractors, representatives or employees, but in no event shall Landlord be liable for consequential damages, including, without limitation, loss of profits or damages from business interruptions.

     12.2. Tenant's Liability. Indemnification and Hold Harmless. Tenant agrees
           -----------------------------------------------------
           to indemnify, defend (using counsel selected or approved by Landlord) and hold Landlord (its agents, contractors, representatives, employees, any lessor under any ground or underlying lease and any mortgagee or beneficiary under any mortgage or deed of trust encumbering the Premises) harmless against all claims, liability, damage or loss and against all costs and expenses, including but not limited to reasonable attorneys fees and expenses in connection therewith, (a) arising (directly or indirectly) out of any injury to or death of any person or damage to or destruction of property occurring in, on or about the Premises, from any cause whatsoever, except to the extent attributable to the negligent or willful acts of Landlord, its agents, or employees, or (b) occurring in, on or about any Common Areas (including without limitation elevators, stairways, passageways or hallways) the use of which Tenant has in common with other tenants, or elsewhere in or about the Project other than the Premises, when such claim, injury or damage is caused in whole or in part by the act, neglect (active or passive), default, or omission of any duty by Tenant, its agents, employees, invitees, assignees or sublessees or otherwise by any conduct of any of said persons in or about the Premises or the Project including failure of Tenant to observe or perform any of its obligations hereunder. The provisions of this Section 12.2 shall survive the termination of this Lease. In addition, Tenant shall indemnify and defend Landlord (using counsel selected by Landlord) and hold Landlord harmless of and from any and all loss, cost, damage, injury or expense arising out of or in any way related to claims for work or labor performed, materials or supplies furnished to or at the request of Tenant or in connection with performance of any work done for the account of Tenant in the Premises or the Building. It is understood that indemnity shall be mutual between Landlord and Tenant.

13.  Assignment and Subletting.
     -------------------------

     13.1. Prohibition Against Assignment and Sublease.
           -------------------------------------------

           13.1.1. Except as provided in Section 13.5 below, Tenant, its legal representatives, successors or assigns shall not, directly or indirectly, voluntarily or by operation of law sell, assign, encumber, pledge, mortgage or otherwise transfer or hypothecate all or any part of the Premises or Tenant's leasehold estate hereunder (collectively, "Assignment"), or permit the Premises or any part thereof to be occupied by others or sublet the Premises or any part thereof (collectively, "Sublease") without Landlord's prior written consent, in each instance, and any attempt to do so without such consent shall be voidable and, at landlord's option, shall constitute a default for which Landlord may terminate this Lease. The person or entity who or which is the actual assignee, sublessee, transferee or any other recipient of an Assignment or Sublease is herein collectively referred to as "Transferee".

           13.1.2. In the event Tenant violates the provisions of Section 13.1, Landlord may collect Rent from any Transferee and apply the net amount collected to the Rent payable under this Lease, but such collection shall not be deemed (i) a waiver of the covenant not to allow an Assignment or Sublease of Tenant's leasehold estate or the Premises or any part thereof, (ii) an acceptance of any Transferee as Tenant, or (iii) a release of Tenant from the further performance by Tenant of the obligations on the part of Tenant contained herein.

     13.2. Deemed Assignments.
           ------------------

           13.2.1. If Tenant is a partnership or joint venture, a withdrawal or change, voluntary, involuntary or by operation of law of any partner or partners owning fifty percent (50%) or more of the partnership or joint venture ("Key Partners" or "Key Partner"), or the dissolution of the partnership or joint venture, shall be deemed an Assignment within the meaning of
                    Section 13.1.

           13.2.2. If Tenant or any Key Partner is a corporation, any dissolution, merger, consolidation, or other reorganization of Tenant or any Key Partners, or the sale or transfer of the effective voting control of the stock of Tenant or any Key Partners, or the sale of fifty percent (50%) or more of the value of the assets of Tenant or any Key Partners shall be deemed an Assignment within the meaning of Section 13.1. The phrase "effective voting control" means the ownership of stock possessing at least thirty-four percent (34%) of the total combined voting power of all classes of Tenant's or any Key Partner's capital stock issued, outstanding and entitled to vote.

           13.2.3. If Tenant consists of more than one person, a purported assignment, voluntary, involuntary, or by operation of law, from one person to another or from a majority of persons to the others shall be deemed an Assignment within the meaning of Section 13.1. As used in this section, Tenant shall mean any entity that has guaranteed Tenant's obligations under this Lease.

     13.3.Tenant's Notice of Assignment or Sublease. Notwithstanding anything
          -----------------------------------------
          contained in Section 13.1 to the contrary, and subject to Section 13.4, if Tenant desires at any time to effectuate an Assignment or Sublease of Tenant's leasehold estate or the Premises or any portion thereof, Tenant shall submit to Landlord at least thirty (30) days prior to the proposed effective date of the transfer ("Proposed Effective Date"), in writing:

          (a) a notice of intent to effectuate an Assignment or Sublease of the Tenant's leasehold estate or the Premises setting forth the Proposed Effective Date, which shall be not more than sixty (60) days nor less than thirty (30) days after the sending of such notice ("Notice of Intent");

          (b)  the name of the proposed Transferee;

          (c)  the nature of the proposed Transferee;

          (d)  the terms and provisions of the proposed Assignment or Sublease;
               and

          (e) the proposed Transferee's most recent certified financial statements and bank references.

          Tenant shall also promptly provide Landlord with such certified or uncertified financial information as Landlord may request concerning the proposed Transferee.

     13.4. Landlord's Option to Recapture. Landlord hereby reserves the option,
           ------------------------------
           to be exercised by giving notice to Tenant within fifteen (15) days after receipt of Tenant's Notice of Intent to recapture the Premises described in Tenant's Notice of Intent and to terminate this Lease with respect to such recaptured Premises. The effective date of such recapture and termination shall be the Proposed Effective Date. The option to recapture reserved to Landlord hereunder shall also arise in the event Tenant, without first obtaining the written consent of Landlord, effectuates an Assignment or Sublease of all or any portion of the Premises and in such event the recapture option shall apply to the entire Premises and be exercisable by Landlord at any time after the occurrence of the event for which Landlord's consent was required but not obtained by Tenant. If this Lease is terminated pursuant to Landlord's recapture option with respect to only a portion of the Premises, the Basic Rent required under this Lease and Tenant's Proportionate Share shall be adjusted based on the rentable square footage retained by Tenant and the net rentable square footage leased by Tenant hereunder immediately prior to such recapture and cancellation, and Landlord and Tenant shall thereupon execute an amendment of this Lease in accordance therewith. Landlord may, without limitation and without obtaining Tenant's consent, lease the recaptured portion of the Premises to the proposed Transferee or any other entity or person, on the same or different terms as were proposed by Tenant, without any liability to Tenant.

     13.5. Permitted Assignments and Subleases. Notwithstanding anything
           -----------------------------------
           contained in Section 13.1 to the contrary, and subject to Sections
           13.4 and 13.6 through 13.10, Tenant may effectuate an Assignment or Sublease upon obtaining Landlord's prior written consent, which consent will not be unreasonably withheld. The withholding of Landlord's consent to an Assignment or Sublease shall be deemed to have been reasonable if:

           (a)  the use to be made of the Premises by the proposed Transferee
                (i) is not consistent with the character or nature of all other tenancies in the Building or a use permitted under this Lease,
                (ii) conflicts with any so-called "exclusive use" clause then given in favor of another tenant of the Building, (iii) is the same as that stated in any percentage lease to another tenant in the Building, (iv) would create greater demands upon the facilities, systems or services of the Building, (v) would be prohibited by any other provision in this Lease (including but not limited to any Rules and Regulations then in effect): or

           (b) the character, business history, moral stability, reputation or financial soundness and responsibility of the proposed Transferee are not reasonably satisfactory to Landlord or in any event not at least equal to those which were possessed by Tenant as of the date of this Lease or thirty (30) days prior to the date Landlord receives the Notice of Intent; or

           (c) the proposed Transferee is a then-existing or prospective tenant of the Building; or

           (d) Landlord withholds its consent pursuant to any other provision of this Lease; or

           (e) if a Sublease, the proposed Sublease is for less than the entire Premises; or

           (f) the proposed Assignment or Sublease is to be at rental rates which are less than ninety-five percent (95%) of the then current rental rates being charged by Landlord for space being marketed by Landlord in the Building.

     13.6. Approval/Disapproval Procedure. If Landlord disapproves the proposed
           ------------------------------
           Assignment or Sublease it shall notify Tenant in writing thereof and shall specify the reason(s) therefor; provided, however, that in the event of any dispute between Landlord and Tenant regarding the reasonableness of Landlord's disapproval of the proposed Assignment or Sublease, Landlord shall not be limited to the reason(s) specified in such notice in justifying its disapproval. If Landlord approves the proposed Assignment or Sublease, it shall notify Tenant in writing thereof and Tenant shall, prior to the Proposed Effective Date, submit to Landlord all executed originals of the Assignment or Sublease agreement. In the event Tenant and any proposed Transferee do not effectuate an Assignment or Sublease prior to the Proposed Effective Date any approval given by Landlord shall automatically terminate. Tenant's failure to effectuate an Assignment or Sublease prior to the Proposed Effective Date shall require Tenant to start over the approval process set forth in this Section 13 and Landlord shall retain all rights it has under this Section 13. Provided such Assignment or Sublease agreement is in accordance with the terms approved by Landlord, Landlord shall execute each counterpart original on the signature pages thereof after the words "The foregoing is hereby consented to" and shall retain an executed original for its files and return the others to Tenant. No purported Assignment or Sublease shall be deemed effective as against Landlord and no proposed Transferee shall take occupancy unless (i) an Assignment or Sublease Agreement is so executed by Landlord and (ii) the proposed Transferee shall agree in writing to perform faithfully and be bound by all of the terms, covenants and conditions, provisions and agreements of this Lease.

     13.7  Fees for Review. Tenant shall pay to Landlord when Tenant submits a
           ---------------
           Notice of Intent the amount reasonably determined by Landlord to cover all Landlord's costs and expenses incurred in connection with Landlord's review of the Notice of Intent, which costs and expenses shall include, among other things, Landlord's processing fee, all taxes or other charges imposed or to be imposed upon Landlord or the Project as a result of such Assignment or Sublease, and all reasonable fees of attorneys, architects, or other consultants incurred by Landlord in connection with Landlord's review of the Notice of Intent or in connection with Landlord's negotiation, drafting and review of the documentation effecting such Assignment or Sublease. Landlord shall have no obligation to consider a request for consent to a proposed Assignment or Sublease unless and until Tenant has paid all such costs and expenses to Landlord, and Tenant shall pay all such costs and expenses to Landlord irrespective of whether Landlord consents to such proposed Assignment or Sublease. Tenant shall pay to Landlord on demand the excess, if any, of such costs and expenses actually incurred by Landlord over the amount of such costs and expenses actually paid by Tenant, and Landlord shall promptly refund to Tenant the excess, if any, of such costs and expenses actually paid by Tenant over the amount of such costs and expenses actually incurred by Landlord.

     13.8   No Release of Tenant. No consent of Landlord to any Assignment or
            ---------------------
            Sublease by Tenant shall relieve Tenant of the obligations to be performed by Tenant under this Lease, whether occurring before or after such consent, Assignment or sublease. The consent by Landlord to any Assignment or Sublease shall not relieve Tenant from the obligation to obtain Landlord's express prior written consent pursuant to this Section 13 to any other Assignment or Sublease.

     13.9   Allocation of Profit From Assignment or Sublease. It is the intent
            ------------------------------------------------
            of both Landlord and Tenant that the purpose of any Assignment or Sublease is to aid Tenant in meeting its obligations under this Lease and not to allow Tenant to gain financially from any such Assignment or Sublease. To this end it is agreed that 80% of any sums or other economic consideration received by Tenant as a result of any such Assignment or Sublease, whether denominated as rent under the Assignment or Sublease or otherwise (less (i) any rent or other payments received which are attributable to the cost of leasehold improvements trade fixtures, and furniture/phone systems made to the Premises or the portion thereof to be occupied by the Transferee for the Transferee amortized over the term of the Assignment or Sublease and paid for by Tenant and (ii) any brokerage commission, if any, paid by Tenant amortized over the term of the Assignment or Sublease) (iii) reasonable attorney fees which exceed in the aggregate the monthly payments of Gross Rent which Tenant is obligated to pay Landlord under this Lease (prorated if appropriate, to reflect obligations allocable to that portion of the Premises subject to any such Sublease), shall be payable to Landlord as Rent under this Lease without affecting or limiting any other obligations of Tenant hereunder.

     13.10. Assignment of Rents. Tenant immediately and irrevocably assigns to
            --------------------
            Landlord, as security for Tenant's obligations under this Lease, all rent from any Assignment or Sublease of or Tenant's leasehold interest all or any part of the Premises, and Landlord, as assignee, and as attorney-in-fact for Tenant which is coupled with an interest for purposes thereof, or a receiver for Tenant appointed on Landlord's application, may collect such rents and apply the same toward Tenant's obligations under this Lease; except that, until the occurrence of an event of default by Tenant under this Lease, Tenant shall have the right and license to collect such rents.

14.  Damage.
     ------

     14.1.  Destruction and Repair. If the Premises shall be damaged by fire or
            ----------------------
            other casualty insured against by Landlord's fire and extended coverage insurance policy covering the Premises and the Building, and if Tenant shall give prompt notice to Landlord of such damage, Landlord, at Landlord's expense, shall repair such damage and restore the Premises to substantially the condition it was in prior to such fire or casualty; provided, however, that (i) Landlord shall have no obligation to repair any damage or to replace Tenant's personal property, trade fixtures or equipment, alterations or any other property or effects of Tenant; (ii) there are no governmental restrictions which preclude Landlord from repairing and restoring the Premises or the Building to substantially the condition it was in prior to such fire or other casualty; (iii) such fire or other casualty does not occur in the last year of the Term; and (iv) Tenant is not in default under this Lease. Except as otherwise provided in this Section 14 if the entire Premises shall be rendered untenantable by reason of any such damage, the Gross Rent shall abate for the period from the date of such damage to the date when such damage to the Premises shall have been repaired, and if only a part of the Premises shall be rendered untenantable, the Gross Rent shall abate for such period in the proportion that the area of the part of the Premises so rendered untenantable bears to the total area of the Premises; provided, however, if, prior to the date when all of such damage shall have been repaired, any part of the Premises so damaged shall be rendered tenantable or shall be used or occupied by Tenant or any person or persons claiming through or under Tenant, then the amount by which Gross Rent shall abate shall be equitably apportioned for the period from the date of any such use or occupancy to the date when all such damage shall have been repaired.

     14.2. 180 Day Repair Criteria. Notwithstanding the provisions of Section
           -----------------------
           14.1, if prior to or during the Term, the Premises or the Building (whether or not the Premises has been damaged or rendered untenantable) shall be so damaged by fire or other casualty that, in Landlord's opinion determined in Landlord's sole and absolute discretion, it will take longer than one hundred eighty (180) days from the date of the casualty to repair and restore the Premises or Building, then Landlord shall give to Tenant, within sixty (60) days after the casualty, notice of such opinion ("180 Day Notice"). If such repairs and restoration cannot in Landlord's opinion be substantially completed within one hundred eighty (180) days after the date of the casualty, Landlord and Tenant shall both have the right to terminate this lease by giving written notice to the other within fifteen (15) days after the effective date of the 180 Day Notice. In the event Landlord or Tenant delivers such a written termination notice, this Lease and the Term shall terminate thirty
           (30) days thereafter with the same effect as if the expiration of such thirty (30) day period was the Term Expiration Date, and Gross Rent shall be apportioned as of such date. In the event the actual time to substantially complete the repair and restoration of the premises or Building takes longer than one hundred eighty (180) days, Tenant shall have no claim or remedy of any kind whatsoever against Landlord for any damage, loss, liability or penalty it incurs, provided Landlord diligently prosecutes the repair and restoration of the Premises to substantial completion.

     14.3  Lack of Insurance Proceeds.
           ---- -- --------- ---------

           14.3.1. Notwithstanding anything contained in this Section 14 to the contrary (with the exception of Section 14.3.2) in no event shall Landlord be required to spend for any repair, replacement or reconstruction of the Premises or Building an amount greater than the insurance proceeds actually received by Landlord (excluding any deductibles) as a result of the fire or other casualty causing such loss, damage or destruction.

           14.3.2. Notwithstanding Section 14.3.1 to the contrary, but subject to Sections 14.1 and 14.2, if the Premises or Building is damaged and the cost to repair such damage and restore the Premises and Building to substantially the condition they were in (subject to any changes in the building codes) prior to any fire or other casualty exceeds the insurance proceeds actually received by Landlord (the "Shortage") Landlord shall be obligated to repair such damage provided (i) such fire or other casualty does not occur in the last year of the Term, (ii) Tenant is not in default hereunder, (iii) this Lease has not been terminated by Landlord or Tenant pursuant to Section 14.2 and (iv) Tenant elects to pay

                    Landlord, in advance, the Shortage plus ten percent (10%). Any amount of the Shortage which is not needed to pay repair and restoration costs shall be returned to Tenant promptly after such work is completed.

          14.4. No Release of Liability. Except to the extent expressly provided
                -----------------------
                otherwise in this Lease, nothing contained in this Lease shall relieve Tenant of any liability to Landlord or to its insurance carriers that Tenant may have under law or under the provisions of this Lease in connection with any damage to the Premises or the Project by fire or other casualty.

          14.5. Tenant's Negligence. Notwithstanding the provisions of Section
                -------------------
                14.1, if any such damage is due to the fault or neglect of Tenant, any person claiming through or under Tenant, or any of their employees, suppliers, shippers, customers or invitees, then there shall be no abatement of Gross Rent by reason of such damage, unless Landlord is reimbursed for such abatement of Gross Rent pursuant to any rental insurance policies that Landlord may, in its sole discretion, elect to carry.

          14.6. Express Agreement Re Damage and Destruction. The provisions of
                -------------------------------------------
                this Lease, including this Section 14, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, and any statute or regulation of the State of California, including, without limitation, Sections 1932(2) and 1933(4) of the California Civil Code, with respect to any rights or obligations concerning damage or destruction in the absence of an express agreement between the parties, and any similar statute or regulation, now or hereafter in effect, shall have no application to this Lease or to any damage to or destruction of all or any part of the Premises or Building.

15.  Condemnation.
     -------------

     15.1. Total Taking. In the event that the whole or substantially the whole
           ------------
           of the Building or the Land shall be lawfully condemned or taken in any manner for any public or quasi-public use, this Lease and the term and estate hereby granted shall forthwith cease and terminate as of the date of taking of possession for such use or purpose. If any part of the Building or the Land shall be so condemned or taken and if such condemnation or taking substantially interferes with the Landlord's ownership or use of the Building, the Landlord at its option, may, upon thirty (30) days' notice to the Tenant, terminate this Lease as of the date of such taking.

     15.2. Partial Taking. If more than fifty percent (50%) of the Premises
           --------------
           should be condemned or taken, either party may elect at any time within thirty (30) days of the date of such taking to cancel this Lease upon written notice to the other, and thereupon this Lease shall terminate upon the date specified in said notice, which date shall be no earlier than the date of such taking. Upon any such taking or condemnation and the continuing in force of this Lease as to any part of the Premises, the Gross Rent shall be diminished by an amount representing the part of the Gross Rent properly applicable to the portion of the Premises which may be so condemned or taken.

     15.3. Termination of Lease. In the event of the termination of this Lease
           --------------------
           pursuant to the provisions of Section 15.1. or 15.2., this Lease and the term and estate hereby granted shall expire as of the date of such termination in the same manner and with the same effect as if that were the date set for the normal expiration of the Term of this Lease, and the Gross Rent shall be apportioned as of such date. The provisions of this Section 15.3. shall apply in the same manner to any partial termination of this Lease pursuant to the provisions of this Section 15.

     15.4. Condemnation Award. Landlord shall be entitled to receive the entire
           ------------------
           award in any condemnation proceeding without deduction therefrom for any estate vested in Tenant by this Lease and Tenant shall receive no part of such award or awards. Tenant hereby expressly assigns to Landlord any and all of its right, title and interest in or to such award or awards or any part thereof. Notwithstanding the foregoing, in the event of any condemnation or taking pursuant to Section 15.1. or 15.2., Tenant shall be entitled to appear, claim, prove and receive in the condemnation proceeding such award as may be made as represents the loss or damage to Tenant's trade fixtures, and removable personal property, removal or relocation costs, and the unamortized balance of any of Tenant's Extra Improvements or of any alterations installed in the Premises at Tenant's expense which Tenant is permitted to remove upon the termination of this Lease.

     15.5. Temporary Taking. If the temporary use or occupancy of all or any
           ----------------
           part of the premises shall be condemned or taken for any public or quasi-public use during the Term of this Lease, this Lease shall be and remain unaffected by such condemnation or taking and Tenant shall receive a rental abatement on a prorated share or any portion of the Premises condemnation or taken for any purpose during the entire period of condemnation or taking, but in no event shall Tenant be liable for the payment of sums payable hereunder for any period during such temporary use or occupancy beyond the Term of this Lease. In the event of any such taking, Tenant shall be entitled to appear, claim, prove and receive the entire award for such taking as represents compensation for use or occupancy of the Premises during the Term of this Lease and Landlord shall be entitled to appear, claim, prove and receive the entire award as represents the cost of restoration of the Premises and the award representing use or occupancy of the premises after the end of the Term hereof.

     15.6. Restoration of the Building and Premises. In the event of any
           ----------------------------------------
           condemnation or taking of less than the whole of the Building, in which this Lease shall continue in effect, or in the event of a condemnation or taking for a temporary use or occupancy of all or any part of the Premises, Landlord, to the extent that the award shall be sufficient for the purpose, shall proceed with reasonable diligence to repair, alter and restore the remaining part of the Building and the Premises to substantially their former condition to the extent that the same may be feasible.

16.  Subordination. This Lease and all the rights of Tenant hereunder are
     -------------
     subject and subordinate to any ground or underlying lease, deed of trust or mortgage, which does now or may hereafter affect the Building and to any and all renewal, modifications, consolidations, replacement and extensions thereof. It is the intention of the parties that this provision be self-operative and that no further instrument shall be required to effect such subordination of this Lease. Tenant shall, however, upon demand at any time or times execute, acknowledge and deliver to Landlord without expense to Landlord, any and all instruments that may be necessary or proper to subordinate this Lease and all rights of Tenant hereunder to said ground or underlying lease, deed of trust or mortgage or to confirm or evidence said subordination. In the event any proceedings are brought for the foreclosure of any such deed of trust or mortgage Tenant covenants and agrees to attorn to the purchaser at any summary proceedings or foreclosure sale, if requested to do so by such purchaser, and to recognize such purchaser as the landlord under this Lease. Tenant agrees to, at the option of any landlord under any such ground or underlying lease, to attorn to said landlord in the event of a termination or cancellation of such lease. Upon the request of Landlord, or the trustee or beneficiary of such deed or trust or mortgage, or of such purchaser, or the landlord under such ground or underlying lease, Tenant agrees to execute and deliver within ten (10) days of such request any instrument which, in the sole judgment of such requesting party, may be necessary or appropriate in any such summary or foreclosure proceeding, action or otherwise to evidence such attornment. Tenant further waives the provisions of any statute or rule of law, now or hereafter in effect, which may give or purport to give Tenant any right of election to terminate or otherwise adversely affect this Lease and the obligations of Tenant hereunder in the event any such foreclosure proceeding is brought, prosecuted or completed.

17.  Default.
     -------

     17.1.  In the event that:

            (a) Tenant shall default in the payment of Rent when the same shall become due, and such default shall continue for a period of five consecutive days (which notice shall be deemed to satisfy the requirements of Section 1161 of the California Code of Civil Procedure); or

            (b) Tenant shall vacate or abandon the Premises for a continuous period in excess of ten (10) days (which notice shall be deemed to satisfy the requirements of Section 1161 of the California Code of Civil Procedure); or

            (c) Tenant shall fail to honor or default in the performance of any obligation covenant, condition or representation required to be performed or made by Tenant under this Lease (other than abandonment or the payment of Rent and those described in
                 Section 17.1(d)) and shall fail, for a period of twenty (20) days after the date of written notice from Landlord specifying such failure or default, to cure said default (which notice shall be deemed to satisfy the requirements of Section 1161 of the California Code of Civil Procedure), to cure said failure or default (unless such default cannot be cured within said twenty (20) days and shall cure the same with all reasonable dispatch but in no event later than sixty (60) days after such written notice); or

            (d) Tenant shall be adjudicated bankrupt, or a petition by or against Tenant for reorganization or adjustment of its obligations under the bankruptcy Act or any other existing or future insolvency or bankruptcy statute shall be approved, or Tenant shall make a general assignment of its property for the benefit of creditors, or a receiver or trustee shall be appointed to take control of the business or assets of Tenant;

            then and in each such case Landlord may, at its option, terminate Tenant's right to possession and thereby terminate this Lease, or without terminating this Lease re-enter the Premises and for the account of Tenant re-let the same or any portion or portions thereof for all or any part of the unexpired term of this Lease upon such terms and conditions as Landlord may elect.

     17.2. In the event of any such termination of this Lease by Landlord, Landlord shall be entitled to recover from Tenant (i) the worth at the time of award of the unpaid Rent which had been earned at the time of termination; (ii) the worth at the time of award of the amount by which the unpaid Rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;
            (iii) the worth at the time of award of the amount by which the unpaid Rent for the balance of the term after the time of award exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and (iv) any other amount necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform Tenant's obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. Efforts by Landlord to mitigate the damages caused by Tenant's breach of this Lease shall not constitute a waiver by Landlord of its right to recover damages hereunder.

     17.3. In the event of such re-letting without terminating this Lease, Landlord shall be entitled to recover monthly from Tenant the difference between the monthly installments of Gross Rent and such other amounts as may be payable by Tenant to Landlord pursuant to the provisions hereof over the total monthly rental received by Landlord upon such re-letting, after first deducting therefrom all expenses reasonably incurred by Landlord in such re-letting and in repairing, renovating, remodeling and altering the Premise for the purpose of such re-letting.

     17.4. Landlord shall not be deemed to have elected to terminate this Lease or the liability of Tenant to pay Rent thereafter to accrue or its liability for damages under any of the provisions hereof by any such re-entry or by any action in unlawful detainer or otherwise to obtain possession of the Premises, unless Landlord shall have notified Tenant in writing that it has so elected to terminate this Lease for purposes of this Section 17, the following shall not constitute termination of Tenant's right to possession: (A) acts of maintenance or preservation or efforts to re-let the Preemies; or
            (B) the appointment of a receiver upon initiative of Landlord to protect Landlord's interest under this Lease. Nothing herein contained shall be construed as obligating Landlord to re-let the whole or any part of the Premises.

     17.5. In the event of any entry or taking possession of the Premises, Landlord shall have the right, but not the obligation, to remove therefrom all or any part of the personal property located therein and may place the same in storage at a public warehouse selected by Landlord at the expense and risk of the owner or owners thereof The remedies provided Landlord hereunder shall be cumulative and shall be in addition and supplemental to all other rights or remedies which Landlord may lawfully pursue in the event of any breach or threatened breach by Tenant of any of the provisions of this Lease.

     17.6. For purposes of computing unpaid Rent which would have accrued and become payable under this Lease pursuant to the provisions of this
            Section 17, unpaid Rent shall consist of the sum of:

            (a)  the total Basic Rent for the balance of the Term, plus

            (b) a computation of the Basic Operating Cost increases for the balance of the Term, the assumed Basic Operating Cost increase for the calendar year of the default and each future calendar year in the Term to be equal to the Basic Operating Cost increase for the calendar year prior to the year in which default occurs compounded at a per annum rate equal to the mean average rate of inflation for the preceding five (5) calendar years as determined by the revised Consumer Price Index for All Urban Consumers, for San Francisco-Oakland-San Jose, California, for All Items (1987=100) as published by the United States Department of Labor, Bureau of Labor Statistics. If the Index is either unavailable, is no longer published or if calculated on a significantly different basis, the average rate of inflation shall be determined by reference to the most comprehensive official index then published which most closely approximates the rate of inflation.

     17.7. The "worth at the time of awards of the amounts referred to in (i) and (ii) above shall be computed with interest at the lesser of eighteen percent (18%) per annum or the maximum rate allowed by law. The "worth at the time of award" of the amount referred to in (iii) above shall be computed by reference to competent appraisal evidence or the formula prescribed by and using the lowest discount rate permitted under applicable law.

18.  Signs. Tenant shall not install any sign or advertising or publicity device
     -----
     which is visible from outside the Premises, in any public area, on any roof, on any window or on any outside portion of the Building. Tenant may install an identification sign within or adjacent to the entrance of the Premises providing such sign has the prior approval of Landlord and conforms to the graphic standards of the Building.

     Landlord shall list Tenant's name on the directory board that Landlord shall provide and maintain in the lobby of the Building. As space is available other names may be listed on the directory board at Landlord's option in relation to Tenant's Proportionate Share of the Building.

19.  Rules and Regulations. At all times during the term of this Lease, Tenant
     ---------------------
     shall comply with the Rules and Regulations for the Building which are attached hereto as Exhibit C and incorporated herein by reference. Tenant agrees that Landlord shall have the right to amend said Rules and Regulations and to promulgate new Rules and Regulations applicable to all tenants in the Building which relate to their use and occupancy thereof. Landlord shall not be responsible to Tenant for the nonperformance by any other tenant or occupant of any of said Rules and Regulations.

20.  Compliance With Regulations
     ---------------------------

     20.1.  Compliance by Tenant. Tenant shall at its sole cost and expense
            --------------------
            promptly comply with all laws, statutes, ordinances and governmental rules, regulations or requirements now in force or which may hereafter be in force, with the requirements of any board of fire underwriters or other similar body now or hereafter constituted, with any direction or occupancy certificate issued pursuant to any law by any public officer or officers, as well as the provisions of all recorded documents affecting the Premises, insofar as any thereof relate to or affect the condition, use or occupancy of the Premises, excluding requirements of structural changes not related to or affected by improvements made by or for Tenant or not necessitated by Tenant's acts. The judgment of any court of competent jurisdiction or the admission by Tenant in any action or proceeding against Tenant, whether Landlord be a party thereto or not, that Tenant has violated any such law, ordinance, requirement or order in the use of the Premises, shall be conclusive of that fact as between Landlord and Tenant.

     20.2.  Right to Contest. Landlord may at its option contest the validity of
            ----------------
            any such law, ordinance, rule, order or regulation (hereinafter the "Law"") by notifying Tenant of its decision to do so within ten (10) days after receiving the notice required by Section 20.3. hereof from Tenant. If Landlord declines to so contest such Law, Tenant may do so at its own expense, and non-compliance by it during such contest shall not constitute a breach of this Lease; provided that it shall, to the satisfaction of Landlord, indemnify and hold Landlord harmless against the cost of compliance and against all liability for any loss, damages, and expenses (including reasonable attorneys' fees) which might result from or be incurred in connection with such contest or noncompliance; except that non-compliance shall not continue so as to subject Landlord to any fine or penalty or to prosecution for a crime.

     20.3   Notice to Landlord. If Tenant receives written notice of any
            ------------------
            violation of any law, ordinance, rule, order or regulation applicable to the Premises, it shall give prompt notice thereof to Landlord.

21.  Self-Help.
     ---------

     21.1. Tenant covenants and agrees that if it shall at any time fail to make any payment or perform any act which the Tenant is obligated to make or perform under this Lease, then Landlord may, but shall not be obligated so to do, after any applicable grace period provided in Section 17 has expired; and without waiving, or releasing the Tenant from any obligations of the Tenant in this Lease contained, make any payment or perform any act which the Tenant is obligated to perform under this Lease, in such manner and to such extent as shall be necessary, and in exercising any such rights, pay necessary and incidental costs and expenses, employ counsel and incur and pay reasonable attorneys' fees. Notwithstanding the foregoing, Landlord may make any such payment or perform any such act before said applicable grace period has expired if the same is necessary or required for the preservation or protection of the Premises or the avoidance of penalties or other charges due to delinquent payment of taxes or other actions. All sums so paid by Landlord and all necessary and incidental cost and expenses in connection with the performance of any such act by Landlord, together with interest thereon at the maximum rate provided by law from the date of the making of such expenditure by Landlord, shall be deemed Rent hereunder and shall be payable to Landlord on demand, or at the option of Landlord may be added to any Rent then due or thereafter becoming due under this Lease. Tenant covenants to pay any such sum or sums with interest aforesaid and Landlord, in addition to any other right or remedy it may have, shall have the same rights and remedies in the event of the non-payment thereof by Tenant as in the case of default by Tenant in the payment of Rent.

     21.2. The performance of any such act by landlord shall not constitute a waiver of Tenant's default in failing to perform the same. Unless caused by Landlord's negligence or the negligence of Landlord's agents, employees or contractors, Landlord shall not in any event be liable for inconvenience, annoyance, disturbance, loss of business or other damage of Tenant or any other occupant of the Premises or part thereof, by reason of making repairs or the performance of any work on the Premises or on account of bringing materials, supplies and equipment into or through the Premises during the course thereof; and the obligations of Tenant under this Lease shall not thereby be affected in any manner whatsoever.

22.  Attorneys' Fees. If as a result of any breach or default in the performance
     ---------------
     of any of the provisions of this Lease, Landlord uses the services of an attorney in order to secure compliance with such provisions or recover damages therefor, or to terminate this Lease or evict Tenant, Tenant shall reimburse Landlord upon demand for any and all attorneys' fees and expenses so incurred by Landlord, provided that if Tenant shall be the prevailing party in any legal action brought by Landlord against Tenant, Tenant shall be entitled to recover the fees of its attorneys in such amount as the court may adjudge reasonable.

23.  Brokerage. Tenant covenants and represents that it has negotiated this
     ---------
     Lease directly with the broker designated on the Basic Lease Information sheet and has not authorized, directly or by implication, any other real estate broker or salesman to act for it in these negotiations. Tenant agrees to defend, indemnify and hold Landlord harmless from any and all claims by any other real estate broker or salesman for a commission or finder's fee as a result of Tenant's entering into this Lease.

24.  Quiet Enjoyment. Landlord covenants and agrees with Tenant that upon
     ---------------
     Tenant's paying Rent and all other charges and observing and performing all the terms, covenants, conditions, provisions and agreements of this Lease on Tenant's part to be observed or performed, Tenant shall have quiet possession of the Premises for the Term, subject, however, to the terms of this lease and of any ground leases, underlying leases, mortgages and deeds of trust affecting all or any portion of the Building or any of the area used in connection with the operation of the Building.

25.  Notices. Except as otherwise in this Lease provided, a bill, demand,
     -------
     statement, consent, notice or communication which Landlord may desire or be required to give to Tenant shall be deemed sufficiently given or rendered if in writing, delivered personally to Tenant or sent by certified mail (return receipt requested) or private express mail carrier (postage and/or handling charges fully prepaid) addressed to Tenant at the Building or the address set forth in the Basic Lease Information. Any notice, request, demand or communication by Tenant to Landlord must be in writing and delivered personally to Landlord or sent by certified mail (return receipt requested) or express private mail carrier (postage and/or handling charges fully prepaid), addressed to Landlord, at the address set forth in the Basic Lease Information or at such other address as Landlord shall designate by notice given as herein provided. The time of the rendition of such bills or statements and of the giving of such consents, notices, demands, requests or communications by Tenant or Landlord shall be deemed to be the earlier of (i) the date received, (ii) if the notice is sent by certified mail, three (3) days after the same is mailed, or (iii) if the notice is sent by private express mail carrier, one (1) day after the same is mailed. If Tenant is notified of the identity and address of Landlord's mortgagee or beneficiary under a deed or trust, or ground or underlying lessor, Tenant shall give such party notice of any default by Landlord hereunder by certified or private express mail carrier, and if no opportunity to cure such default is provided herein, such party shall have a reasonable opportunity to cure such default before Tenant's exercises any remedy available to it. Rejection or refusal to accept a notice, request, demand, or the inability to deliver same because of a changed address of which no notice was given shall be deemed to be a receipt of the notice, request or demand sent.

26.  Holding Over. If Tenant holds over after the Term with the express written
     ------------
     consent of Landlord such tenancy shall be from month to month only and shall not be a renewal hereof, and Tenant shall pay as Rent to Landlord for the use and occupancy of the Premises for each month Tenant holds over an amount agreed to be one and one-half (1.5) times the Gross Rent payable in the last month of the Term and Tenant shall also comply with all of the terms, covenants, conditions, provisions and agreements of this Lease for the time during which Tenant holds over. If without the express written consent of Landlord, Tenant shall fail to vacate the Premises after the expiration of the Term or sooner termination of this Lease for any cause or after Tenant's right to occupy the Premises ceases, thereafter, and notwithstanding anything to the contrary contained elsewhere in this Lease, Tenant shall pay as Rent to Landlord for the use and occupancy of the Premises for each month Tenant holds over an amount agreed to be two (2) times the Gross Rent payable in the last month of the Term, and Tenant shall also comply with all of the terms, covenants, conditions, provisions and agreements of this Lease for the time during which Tenant holds over. If the Premises are not surrendered at the end of the Term or of a permitted hold over period, Tenant shall be additionally responsible to Landlord for all damage (including but not limited to the loss of Rent) which Landlord shall suffer by reason thereof, and Tenant hereby indemnifies Landlord against all claims made by any succeeding tenant against Landlord, resulting from delay by Landlord in delivering possession of the Premises to such succeeding Tenant. Tenant's obligation to observe or perform all of the terms, covenants, conditions, provisions and agreements of this Article shall survive termination of this Lease.

27.  Transfers by Landlord. Landlord shall have the right to transfer and
     ---------------------
     assign, in whole or in part, all of its rights and obligations hereunder and in the Building, and in such event and upon its transferee's assumption of Landlord's obligations hereunder no further liability or obligations shall thereafter accrue against Landlord hereunder, and Landlord shall be entirely relieved of all agreements and conditions of this Lease thereafter to be performed by the Landlord under this lease. Tenant Agrees to attorn any such transferee or assignee.

28.  Tenant's Remedies. Tenant shall look solely to Landlord's interest in the
     -----------------
     Building for the recovery of any judgment from Landlord. Landlord, or if Landlord is a partnership, its partners whether general or limited, or if Landlord is a corporation, its directors, officers or shareholders, shall never personally be liable for any such judgment. Any lien obtained to enforce any such judgment and any levy of execution thereon shall be subject and subordinate to any lien, mortgage or deed of trust to which
     Section 16 applies or may apply.

29.  Miscellaneous.
     -------------

     29.1.  Grammar. Words of any gender used in this Lease shall be held and
            -------
            construed to include any other gender and words in the singular number shall be held to include the plural, unless the context otherwise required.

     29.2.  Covenants Binding on Successors. The terms, provisions, covenants
            -------------------------------
            and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns except as otherwise herein expressly provided.

     29.3.  Captions. The captions inserted in this Lease are for convenience
            --------
            only and in no way define, limit, or otherwise describe the scope or intent of this Lease, or any provision hereof, nor in any way affect the interpretation of this Lease.

     29.4.  Estoppel Certificates. Tenant agrees, from time to time, within
            ---------------------
            twenty (20) days after request of Landlord, to deliver to Landlord, or Landlord's designee, an estoppel certificate stating that this Lease is unmodified and in full force and effect (or if there have been modifications, that the Lease is in full force and effect as modified and stating the modifications), the date to which Rent and other charges have been paid, the unexpired term of this Lease, whether there are any defaults or rent abatements or offsets claimed by Tenant and such other matters pertaining to this Lease as may be reasonably requested by Landlord or Landlord's Mortgagee, it being intended that any such statement delivered pursuant to this subparagraph may be relied upon by any prospective purchaser of all or any part of the interest of Landlord in the Premises or mortgagee or assignee of any mortgage upon all or any part of such interest of the Landlord, and their respective successors and assigns.

     29.5.  Modification. This Lease may not be altered, changed or amended
            ------------
            except by an instrument in writing signed by the parties hereto.

     29.6.  Recordation. Neither this Lease, nor any notice nor memorandum
            -----------
            regarding the terms hereof, shall be recorded by Tenant. Any such unauthorized recording shall give landlord the right to declare a breach of this Lease and pursue the remedies provided herein. Tenant agrees to execute and acknowledge, at the request of Landlord, a memorandum of this Lease, in recordable form.

     29.7.  Time of Essence. Time is of the Essence of this Lease, and all
            ---------------
            provisions herein relating thereto shall be strictly construed.

     29.8.  Relationship of Parties. Nothing contained herein shall be deemed or
            -----------------------
            construed by the parties hereto, nor by any third party, as creating the relationship of principal and agent or of partnership, or of joint venture by the parties hereto, it being understood and agreed that no provision contained in this Lease nor any acts of the parties hereto shall be deemed to create any relationship other than the relationship of landlord and tenant.

     29.9.  Severability. If any term or provision of this Lease shall to any
            ------------
            extent be held invalid or unenforceable, the remaining terms and provisions of this Lease shall not be affected thereby, but each term and provision of this Lease shall be valid and be enforced to the fullest extent permitted by law.

     29.10. Law Applicable. This Lease shall be construed and enforced in
            --------------
            accordance with the laws of the State of California.

     29.11.  Covenants and Conditions. All of the obligations of the Tenant and
             ------------------------
             the Landlord hereunder shall be deemed and construed to be conditions as well as covenants as though the words specifically expressing or importing covenants and conditions were used in each separate instance.

     29.12.  Entire Agreement. This Lease contains the entire agreement between
             ----------------
             the parties relating thereto. All prior negotiations or stipulations concerning any matter which preceded or accompanied the execution hereof are conclusively deemed to be superseded hereby.

     29.13.  Authority of Tenant. Each of the persons executing this Lease on
             -------------------
             behalf of Tenant does hereby covenant and warrant that he or she is authorized to act for Tenant and on its behalf to enter into this Lease, and that if Tenant is a corporation, Tenant is a corporation duly organized and validly existing in the state of its incorporation and qualified to do business in the State of California.

     29.14.  Landlord Approval. The review, approval, inspection or examination
             -----------------
             by Landlord of any item to be reviewed, approved, inspected or examined by Landlord under the terms of this Lease or the Exhibits attached hereto shall not constitute the assumption of any responsibility by Landlord for either the accuracy or sufficiency of any such item or the quality or suitability of such items for its intended use. Any such review, approval, inspection or examination by Landlord is for the sole purpose of protecting Landlord's interests in the Project and under this Lease, and no third parties, including, without limitation Tenant or any person or entity claiming through or under Tenant, or the contractors, agents, employees, visitors or licensees of Tenant or any such person or entity, shall have any rights hereunder.

     29.15.  Joint and Several Liability. If a partnership or more than one
             ---------------------------
             legal person at any time constitutes Tenant, (1) each partner and each legal person is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed or performed by Tenant, and (2) the term "Tenant" as used in this Lease shall mean and include each such partner or legal person jointly and severally and the act of or notice from or notice or refund to, or the signature of, any one or more of them, with respect to this Lease, including but not limited to any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted or so given or received such notice or refund or so signed.

     29.16.  Security Systems. Landlord shall not be obligated to provide or
             ----------------
             maintain any security patrol or security system. However, if Landlord elects to provide such patrol or system, it shall be subject to the reasonable approval of Tenant (but only as it relates to Tenant's space), the cost thereof shall be an Operating Cost. Landlord shall not be responsible for the quality of any such patrol or system which may be provided hereunder or for damage or injury to Tenant, its employees, invitees or others due to the failure, action or inaction of such patrol or system.

     29.17.  Waiver of Trial By Jury. The respective parties hereto waive
             -----------------------
             trial by jury in any action, proceeding or counterclaim brought by either of the parties hereto against the other on any matter whatsoever arising out of or in any way connected with this Lease, the relationship of Landlord and Tenant, Tenant's use or occupancy of the Premises, or any claim of injury or damage, or the enforcement of any remedy under any statute, emergency or otherwise.

     29.18.  Binding Effect. Submission of this Instrument for examination or
             ---------------
             signature by Tenant does not constitute an offer to lease, or a reservation of or option for a lease, and it is not effective as a lease or otherwise until execution and delivery by both Landlord and Tenant.

     29.19.  Exhibits and Addenda. Any rider, addenda or exhibit attached hereto
             --------------------
             is made a part hereof.

                     THIS SPACE INTENTIONALLY LEFT BLANK.

     29.20.  No Merger. The voluntary or other surrender of this Lease by
             ---------
             Tenant, or a mutual cancellation thereof, shall not work a merger, and shall, at the option of Landlord terminate all or any existing subleases or subtenancies, or may, at the option of Landlord, operate as an assignment to it of any or all such assignments, subleases or subtenancies.

     IN WITNESS WHEREOF the parties hereto have executed this Lease the date first above written.

                                              LANDLORD: PERSIS CORPORATION
                                              a Hawaii corporation

                                              By: /s/ Paul de Ville
                                                      Paul de Ville

                                              Its:___________________________
                                                         President


                                              TENANT: BIDCOM, INC.
                                              a California corporation


                                              By: /s/ Signature Illegible

                                              Its: CEO

                                  Exhibit "A"

                                [CHART OMITTED]

                                   EXHIBIT B

                             WORK LETTER AGREEMENT
                             ---------------------

                                 SEE ADDENDUM

                                   EXHIBIT C

                             RULES AND REGULATIONS
                             ---------------------

1. Landlord shall have the right to control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants; in such manner as it deems best for the benefit of the tenants generally. Rooms or other areas used in common by tenants shall be subject to such regulations as are posted therein.

2. The sidewalks, entrances, lobby, elevators, stairways, and public corridors shall be used only as a means of ingress and egress and shall remain unobstructed at all times. The entrance and exit doors of all suites are to be kept closed at all times except as required for orderly passage to and from a suite. Loitering in any part of the Building or obstruction of any means of ingress or egress shall not be permitted. Doors and windows shall not be covered or obstructed.

3. Landlord reserves the right to exclude or expel from the Building any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of the Rules and Regulations of the Building or in violation of any law, order, ordinance, or governmental regulation. No tenant shall invite to the Premises or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and enjoyment of the entrances, corridors, elevators and facilities of the Building by other tenants. Tenant shall not bring into or keep within the Building any animal or vehicle.

4. Plumbing fixtures shall not be used for any purpose other than those for which they were constructed and no rubbish, newspapers, trash or other substances of any kind shall be deposited therein. The use of electrical current shall not exceed safety standards established in the applicable building code. Walls, floors, and ceilings shall not be defaced in any way and no tenant shall be permitted to mark, nail, screw or drill into, paint, or in any way mar any building surface, except that pictures, certificates, licenses and similar items normally used in Tenant's business may be carefully attached to the walls by Tenant in a manner to be prescribed by Landlord. Upon removal of such items by Tenant, any damage to the walls or other surfaces shall be repaired by Tenant. Tenant shall use chair mats/carpet protectors beneath all desks where floor surface is carpeted.

5. No awning, shade, sign, advertisement or notice shall be inscribed, painted or affixed on or to any part of the outside or inside of the Building. Window coverings may be installed, provided they are of such color, material and construction and installation as may be prescribed by Landlord. All tenant identification on public corridor doors, or walls will be installed by Landlord for Tenant. No lettering or signs other than the name of the Tenant will be permitted on public corridor doors, or walls, with the size and type of the letters to be prescribed by Landlord.

6. The weight, size position and installation of all safes and other unusually heavy objects used or placed in the Building shall be prescribed by Landlord. All mechanical equipment and office machines which are placed in the Building shall be installed in sittings which, in the judgment of Landlord, shall be sufficient to prevent noise, vibration and annoyance. The repair of any damage done to the Building or property therein by putting or taking out or maintaining such safes or other unusually heavy objects shall be paid for by Tenant.

7. All freight, furniture, fixtures and other personal property shall only be moved into, within and out of the Building at times and in the manner designated by Landlord, In no event will Landlord be responsible for any loss or damage to such freight, furniture, and fixtures or personal property, from any cause.

8. The storage of goods, wares, or merchandise on the Premises will not be permitted except in areas specifically designated by Landlord for storage. No auction, public or private, will be permitted on the Premises.

9. All entrance doors to the Premises shall be kept locked when the Premises are not in use. All keys to the Premises and the Building shall be obtained from Landlord and all keys shall be returned to Landlord upon the termination of this Lease. Tenant shall not change the locks or install other locks on the doors.

10. Normal business hours shall be from 7:00 A.M. to 6:00 P.M. on weekdays, excluding generally recognized holidays in San Francisco, California. Tenant or any employee or invitee of Tenant using the Premises after regular business hours or on non-business days shall lock any entrance doors to the Building used by him immediately after entering or leaving the Building Tenant, its employees and invitees and other persons entering or leaving the Building when it is so locked, may be required to sign the Building register when so doing, and any security personnel of Landlord may refuse to admit Tenant or any of Tenant's employees, invitees or any other person to the Building while it is so locked, without a pass may be required to sign the Building register when so doing, and any security personnel of Landlord may refuse to admit Tenant or any of Tenant's employees, invitees or any other person to the Building while it is so locked, without a pass previously arranged or other satisfactory identification showing such person's right to access to the Building at such time Landlord assumes no responsibility whatsoever in connection therewith and shall not be liable for any damage resulting from any error in regard to any such pass or identification or from the admission of any unauthorized person to the Building.

11. Tenant shall not permit any cooking to take place in the Premises, nor shall Tenant install therein any vending machines without Landlord's written consent.

12. Canvassing, soliciting or peddling in the Building is prohibited and Tenant shall cooperate to prevent the same.

13. Tenant shall not advertise the business, profession or activities of Tenant in any manner which violates the letter or spirit of any code of ethics adopted by and recognized association or organization pertaining thereto or use the name of the Building for any purpose other than that of the business address of the Tenant.

14. Landlord reserves the right at any time to change or rescind any one or more of these Rules or Regulations or to make such other and further reasonable rules and regulations as in Landlord's judgment may from time to time be necessary for the management, safety, care and cleanliness of the Building, for the preservation of good order therein, and for the convenience of other occupants and tenants therein. Landlord shall not be responsible to Tenant or to any other person for the non-observance or violation of the Rules and Regulations by any other tenant or other person.

                                   EXHIBIT D

                                   ADDENDUM
                                   --------

This Addendem by and between Persis Corporation as Landlord and Bidcom, Inc., as Tenant (Lease dated July 4, 1998) shall incorporate the following additional terms and conditions:

1.   OPTION TO EXTEND: If Tenant is not in default on their lease, Tenant shall
     ----------------
     have an option to renew their lease at the then Fair Market Value for an additional five (5) years. Intent to extend must be made in writing one hundred eighty (180) days prior to the end of basic term. Within 15 days of receipt of written notice from Tenant, Landlord will give Tenant written notice of Fair Market Value Rental, which shall be based upon comparable space in this and nearby buildings. Tenant shall have 15 days from receipt of Landlord's Fair Market Value Rental Notice, to accept or reject. If a lease is not executed by both parties within 60 days of Tenant's first written notice, this option shall be null and void. Fair Market Value rent shall be mutually agreed upon between Landlord and Tenant.

     If Tenant has been in default of lease three or more times during the initial lease term, this option shall be null and void.

2.   TENANT IMPROVEMENTS:
     --------------------

Landlord, at its sole cost and expense, to provide the following improvements to the Premises, subject to a total contribution not to exceed $7.00 per RSF of total project:

1)   New paint throughout the Premises, with accent color in the reception area.

2) Installation of new 32 ounce carpet over a new pad, with new vinyl base. Also, vinyl flooring to be replaced in existing areas, with a pattern of two colors.

3)   Electrical upgrades per Tenant's requirements.

4) One-half the cost of reinstalling cabinets and phone board in the kitchen and work room.

5)   Limited demolition work, to include removal and disposal of the following:

     Kitchenette (including the capping of plumbing) and phone closet and its supporting wall (to be replaced with glass, at Tenant's expense), removal of the sheet rock housing for the portion of the suspension brace that extends beyond the work room, and removal of the interior wall of the work room. Removal of the existing carpet, bad, base, and vinyl flooring (unless new vinyl flooring can be installed over existing floor).

6) Installation of telecommunications cabling per Tenant's requirements (to be capped at $1.00 per RSF).

7) Contractor's cost of construction, including general conditions, overhead and profit.

3.   ELEVATOR CAB: Upon completion of the ground floor improvements, elevator
     ------------
     cab carpet will be replaced.